Exhibit 99.2
Unaudited
Financial Supplement
June 30, 2007
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
National City Mortgage Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Run-Off Loan Portfolio Statistics	28-29
Home Equity Sale and Servicing Portfolio Data	30
Home Equity Portfolio Data	31
Line of Business Results	32-36
Monthly Financial Trends
Consolidated Selected Average Balances	37
Credit Quality Statistics	38
Capitalization	39
Full-Time Equivalent Employees By Line of Business	39
Retail Banking Performance Measures	40
Asset Management Performance Measures	41
National City Mortgage Statistics	41
National Home Equity Statistics	41
Run-Off Loan Portfolio Statistics	42

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

No presentation changes made this quarter.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

EARNINGS
Tax-equivalent interest income	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$4,473	$4,396
Interest expense	1,159	1,100	1,137	1,148	1,076	969	921	827	694	2,259	2,045

Tax-equivalent net interest income	1,096	1,118	1,133	1,150	1,167	1,184	1,192	1,207	1,171	2,214	2,351
Provision for credit losses	143	107	323	73	60	27	132	56	26	250	87

Tax-equivalent NII after provision for credit losses	953	1,011	810	1,077	1,107	1,157	1,060	1,151	1,145	1,964	2,264
Noninterest income	764	621	1,702	877	784	656	777	747	981	1,385	1,440
Noninterest expense	1,188	1,171	1,210	1,184	1,174	1,149	1,267	1,156	1,180	2,359	2,323

Income before taxes and tax-equivalent adjustment	529	461	1,302	770	717	664	570	742	946	990	1,381
Income taxes	175	134	452	236	238	197	164	256	313	309	435
Tax-equivalent adjustment	7	8	8	8	6	8	8	8	8	15	14

Net income	$347	$319	$842	$526	$473	$459	$398	$478	$625	$666	$932

Effective tax rate	33.6%	29.5%	34.9%	30.9%	33.5%	30.1%	29.1%	34.9%	33.4%	31.7%	31.8%

PER COMMON SHARE
Net income:
Basic	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$1.10	$1.52
Diluted (1)	.60	.50	1.36	.86	.77	.74	.64	.74	.97	1.09	1.51
Dividends paid	.39	.39	.39	.39	.37	.37	.37	.37	.35	.78	.74
Book value	21.45	22.12	23.06	21.44	20.84	20.69	20.51	20.54	20.42
Market value (close)	33.32	37.25	36.56	36.60	36.19	34.90	33.57	33.44	34.12
Average shares:
Basic	572.7	631.7	611.9	603.8	609.7	611.9	618.2	635.9	636.9	602.1	610.8
Diluted	580.4	640.5	620.7	612.1	618.2	619.7	625.4	644.7	644.1	610.3	619.0

PERFORMANCE RATIOS
Return on average common equity	11.35%	8.98%	24.93%	16.45%	15.08%	14.91%	12.57%	14.59%	19.65%	10.08%	15.00%
Return on average total equity	11.37	8.99	24.94	16.46	15.10	14.92	12.59	14.61	19.66	10.09	15.01
Return on average assets	1.00	.94	2.44	1.51	1.35	1.33	1.10	1.31	1.80	.97	1.34
Net interest margin	3.59	3.69	3.73	3.73	3.73	3.81	3.74	3.72	3.76	3.64	3.77
Efficiency ratio	63.83	67.37	42.71	58.43	60.14	62.45	64.35	59.19	54.83	65.54	61.26

LINE OF BUSINESS (LOB) RESULTS(2)
Net Income:
Retail Banking	$197	$174	$129	$192	$207	$173	$158	$168	$151	$371	$380
Commercial Banking — Regional	123	167	128	157	141	143	128	146	147	290	284
Commercial Banking — National	49	57	62	55	63	65	72	67	54	106	128
Mortgage Banking	62	7	38	70	(17)	(33)	60	60	181	69	(50)
Asset Management	29	27	21	24	30	22	14	19	26	56	52
Parent and Other	(113)	(113)	464	28	49	89	(34)	18	66	(226)	138

Total Consolidated National City Corporation	$347	$319	$842	$526	$473	$459	$398	$478	$625	$666	$932

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.34	$.27	$.21	$.31	$.33	$.28	$.25	$.26	$.23	$.61	$.61
Commercial Banking — Regional	.22	.26	.21	.26	.23	.23	.20	.23	.23	.48	.46
Commercial Banking — National	.08	.09	.10	.09	.11	.10	.12	.10	.08	.17	.21
Mortgage Banking	.10	.01	.06	.11	(.03)	(.05)	.10	.09	.28	.11	(.08)
Asset Management	.05	.04	.03	.04	.05	.04	.02	.03	.04	.09	.09
Parent and Other	(.19)	(.17)	.75	.05	.08	.14	(.05)	.03	.11	(.37)	.22

Total Consolidated National City Corporation(1)	$.60	$.50	$1.36	$.86	$.77	$.74	$.64	$.74	$.97	$1.09	$1.51

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	See pages 32-36 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

CREDIT QUALITY STATISTICS
Net charge-offs	$98	$147	$128	$117	$76	$121	$138	$83	$72	$245	$197
Provision for credit losses	143	107	323	73	60	27	132	56	26	250	87
Loan loss allowance	1,136	1,104	1,131	932	989	1,001	1,094	1,108	1,125
Lending-related commitment allowance	61	63	78	80	77	79	84	88	100
Nonperforming assets	848	801	732	689	667	647	596	585	572
Annualized net charge-offs to average portfolio loans	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.50%	.38%
Loan loss allowance to period-end portfolio loans	1.14	1.11	1.18	1.00	.98	.98	1.03	1.02	1.05
Loan loss allowance to nonperforming portfolio loans	202.16	206.08	226.13	198.25	202.14	207.14	223.11	230.08	238.64
Loan loss allowance (period-end) to annualized net charge-offs	291.06	184.68	223.38	200.10	326.17	204.29	199.42	336.67	391.50	230.17	249.71
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.85	.80	.76	.74	.66	.63	.56	.54	.53

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%
Total risk-based capital(1)	10.27	10.13	12.16	10.30	10.20	10.31	10.54	10.78	11.20
Leverage(1)	6.53	6.92	8.56	7.13	6.89	6.92	6.83	7.03	7.36
Period-end equity to assets	8.64	9.51	10.40	9.34	8.91	9.00	8.86	8.80	9.02
Period-end tangible common equity to assets (2)	5.43	6.26	7.77	6.99	6.60	6.70	6.57	6.57	6.75
Average equity to assets	8.83	10.45	9.78	9.16	8.97	8.94	8.78	8.95	9.13	9.63%	8.96%
Average equity to portfolio loans	12.27	14.66	14.38	13.03	12.35	11.83	11.79	11.98	12.16	13.45	12.08
Average portfolio loans to deposits	110.74	111.78	110.18	116.64	122.88	127.05	126.68	127.88	130.12	111.25	124.96
Average portfolio loans to core deposits	127.87	128.66	131.69	140.31	146.55	155.09	156.15	158.32	154.90	128.26	150.75
Average portfolio loans to earning assets	81.48	80.79	76.65	79.11	81.32	84.71	83.41	83.59	84.13	81.14	83.00
Average securities to earning assets	5.84	6.34	6.43	6.40	6.24	6.20	6.00	5.75	6.21	6.09	6.22

AVERAGE BALANCES
Assets	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710
Portfolio loans	99,689	98,198	93,124	97,404	101,757	105,431	106,433	108,386	104,908	98,947	103,584
Loans held for sale or securitization	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,570	10,109	12,194	10,804
Securities (at cost)	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	7,422	7,761
Earning assets	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	121,946	124,794
Core deposits	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	77,147	68,711
Purchased deposits and funding	44,604	43,001	48,917	52,321	54,338	55,105	58,661	59,567	55,859	43,808	54,719
Total equity	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	13,308	12,517

PERIOD-END BALANCES
Assets	$140,636	$138,559	$140,191	$138,123	$141,486	$140,231	$142,397	$146,750	$144,143
Portfolio loans	99,683	99,566	95,492	92,963	100,973	102,269	106,039	108,910	106,808
Loans held for sale or securitization	14,421	10,693	12,853	19,505	12,964	11,779	9,667	11,942	11,539
Securities (at fair value)	7,024	7,208	7,509	7,906	7,726	7,609	7,875	7,568	7,694
Core deposits	79,043	77,884	73,375	68,788	69,744	69,884	68,408	67,738	67,922
Purchased deposits and funding	45,036	42,897	47,147	51,987	54,069	52,879	56,564	61,839	58,639
Total equity	12,147	13,170	14,581	12,902	12,610	12,623	12,613	12,920	13,002

(1)	Second quarter 2007 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Interest Income:
Loans	$2,113,945	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$4,169,878	$4,100,753
Securities:
Taxable	86,288	97,145	100,149	98,585	97,085	89,988	85,291	81,689	86,041	183,433	187,073
Exempt from Federal income taxes	5,392	5,350	5,892	6,217	6,495	6,857	7,205	7,377	7,538	10,742	13,352
Dividends	461	456	954	256	345	1,351	2,424	2,420	2,436	917	1,696
Federal funds sold and security resale agreements	14,525	22,927	15,000	8,840	7,013	3,994	4,165	3,977	2,070	37,452	11,007
Other investments	26,796	28,606	32,787	33,132	35,265	32,064	27,615	26,407	22,107	55,402	67,329

Total interest income	2,247,407	2,210,417	2,262,320	2,290,232	2,236,130	2,145,080	2,104,390	2,026,536	1,856,977	4,457,824	4,381,210

Interest Expense:
Deposits	727,596	685,705	663,666	638,290	581,307	537,053	494,185	439,887	357,827	1,413,301	1,118,360
Federal funds borrowed and security repurchase agreements	77,531	57,377	88,699	82,632	53,967	59,207	72,887	61,801	37,551	134,908	113,174
Borrowed funds	35,987	16,197	25,097	23,387	31,909	22,500	27,869	19,037	14,492	52,184	54,409
Long-term debt	317,764	340,413	359,833	403,899	408,688	350,025	325,990	306,175	284,428	658,177	758,713

Total interest expense	1,158,878	1,099,692	1,137,295	1,148,208	1,075,871	968,785	920,931	826,900	694,298	2,258,570	2,044,656
Net interest income	1,088,529	1,110,725	1,125,025	1,142,024	1,160,259	1,176,295	1,183,459	1,199,636	1,162,679	2,199,254	2,336,554
Provision for credit losses	143,121	106,846	322,701	72,932	59,917	27,043	131,868	55,452	25,827	249,967	86,960

Net interest income after provision for credit losses	945,408	1,003,879	802,324	1,069,092	1,100,342	1,149,252	1,051,591	1,144,184	1,136,852	1,949,287	2,249,594

Noninterest Income:
Loan sale revenue	110,121	75,237	120,937	215,479	285,001	144,096	193,139	157,881	258,485	185,358	429,097
Loan servicing revenue	95,687	32,056	52,561	103,556	(20,597)	(44,053)	32,535	65,429	187,756	127,743	(64,650)
Deposit service charges	223,060	204,251	211,812	214,354	203,587	188,548	201,109	197,987	176,307	427,311	392,135
Insurance revenue	34,563	34,249	30,850	33,767	32,989	31,735	31,997	24,617	25,110	68,812	64,724
Trust and investment management fees	84,352	73,719	73,219	74,442	80,031	73,055	71,560	72,986	78,379	158,071	153,086
Card-related fees	28,867	32,081	28,532	26,930	25,036	29,270	26,701	30,139	28,067	60,948	54,306
Brokerage revenue	54,711	39,783	58,775	35,217	30,266	33,565	41,173	35,252	43,590	94,494	63,831
Leasing revenue	45,133	55,374	53,359	53,514	61,110	60,166	58,534	65,758	68,952	100,507	121,276
Gain on divestitures	—	—	983,940	—	—	—	—	16,001	—	—	—
Securities (losses) gains, net	(1,314)	26,985	(13,472)	283	990	11,716	9,083	(1,107)	4,858	25,671	12,706
Other	89,358	46,786	101,249	119,933	85,668	127,549	111,429	81,480	109,524	136,144	213,217

Total noninterest income	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	1,385,059	1,439,728

Noninterest Expense:
Salaries, benefits, and other personnel	641,696	633,147	677,916	649,031	635,968	640,639	659,085	654,313	635,387	1,274,843	1,276,607
Equipment	84,468	83,301	94,225	74,158	78,877	78,798	80,630	70,971	75,880	167,769	157,675
Net occupancy	75,461	78,446	78,281	73,053	73,125	73,490	71,794	71,136	72,087	153,907	146,615
Third-party services	89,227	85,685	95,116	87,111	91,326	78,790	96,693	80,654	79,995	174,912	170,116
Card processing	8,174	7,157	6,966	7,395	6,595	6,686	5,754	5,297	5,198	15,331	13,281
Marketing and public relations	45,028	32,544	45,416	36,092	37,903	28,268	65,498	31,558	39,288	77,572	66,171
Leasing expense	32,073	34,450	41,847	37,861	42,254	43,105	45,010	24,649	52,735	66,523	85,359
Other	211,546	216,630	170,924	219,497	207,727	198,899	242,754	217,735	219,079	428,176	406,626

Total noninterest expense	1,187,673	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	2,359,033	2,322,450

Income before income tax expense	522,273	453,040	1,293,395	762,369	710,648	656,224	561,633	734,294	938,231	975,313	1,366,872
Income tax expense	175,669	133,828	451,738	235,923	237,722	197,417	163,504	256,463	313,104	309,497	435,139

Net income	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$665,816	$931,733

Net Income Per Common Share:
Basic	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$1.10	$1.52
Diluted (1)	.60	.50	1.36	.86	.77	.74	.64	.74	.97	1.09	1.51

Average Common Shares:
Basic	572,729,604	631,710,591	611,908,170	603,848,871	609,656,508	611,910,838	618,227,109	635,857,605	636,882,733	602,057,167	610,777,446
Diluted	580,385,828	640,533,750	620,745,044	612,063,772	618,230,041	619,697,278	625,358,669	644,687,904	644,134,005	610,293,635	618,959,606

Memo:
Tax-equivalent net interest income	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$2,214,368	$2,351,343
Net income available to common stockholders	346,167	318,775	841,220	526,009	472,511	458,392	397,714	477,416	624,734	664,942	930,903

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Assets
Cash and demand balances due from banks	$2,895,764	$3,222,466	$3,521,153	$3,035,430	$3,804,115	$3,288,577	$3,707,665	$3,707,932	$3,937,424
Federal funds sold and security resale agreements	718,087	2,394,424	1,551,350	371,610	925,594	472,356	301,260	409,338	265,575
Securities available for sale, at fair value	7,023,923	7,208,209	7,508,820	7,906,165	7,725,543	7,609,199	7,874,628	7,568,403	7,694,298
Other investments	1,620,428	1,609,114	6,317,779	1,813,649	2,405,917	2,218,936	2,108,622	1,913,213	1,929,430
Loans held for sale or securitization:
Commercial	38,111	29,441	33,661	36,263	82,276	66,298	10,784	13,964	9,000
Commercial real estate	377,474	173,419	177,312	336,995	87,292	186,951	35,306	89,349	137,789
Residential real estate	10,694,467	8,198,112	9,327,783	15,596,231	9,683,317	8,709,827	9,192,282	11,831,802	10,976,873
Credit card	—	—	425,000	—	—	—	425,000	—	414,343
Home equity lines of credit	3,310,851	2,291,907	2,888,512	3,522,022	3,099,705	2,810,156	—	—	—
Student loans	400	388	638	13,741	11,334	5,765	3,758	6,431	1,176

Total loans held for sale or securitization	14,421,303	10,693,267	12,852,906	19,505,252	12,963,924	11,778,997	9,667,130	11,941,546	11,539,181
Portfolio loans:
Commercial	32,359,721	31,173,047	31,052,021	29,862,733	29,298,715	28,147,700	27,571,913	27,548,742	27,934,129
Commercial construction	4,964,161	4,889,527	4,266,280	3,851,922	3,585,662	3,434,287	3,366,774	3,149,020	3,112,916
Commercial real estate	13,011,123	12,778,183	12,436,458	12,022,002	12,233,327	11,969,954	12,407,576	12,132,712	11,787,695
Residential real estate	27,549,792	27,956,149	24,775,632	23,824,603	31,443,519	32,589,900	32,822,947	33,074,697	32,498,082
Home equity lines of credit	13,974,592	14,322,084	14,594,782	15,293,584	16,626,039	17,599,150	21,438,690	22,649,068	21,735,749
Credit card and other unsecured lines of credit	3,163,904	2,958,390	3,006,789	2,704,794	2,569,448	2,453,129	2,611,679	2,371,087	2,302,375
Other consumer	4,659,997	5,488,829	5,360,110	5,403,854	5,216,159	6,075,268	5,819,144	7,984,637	7,436,695

Total portfolio loans	99,683,290	99,566,209	95,492,072	92,963,492	100,972,869	102,269,388	106,038,723	108,909,963	106,807,641
Allowance for loan losses	(1,135,766)	(1,104,011)	(1,131,175)	(932,058)	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)

Net portfolio loans	98,547,524	98,462,198	94,360,897	92,031,434	99,983,464	101,268,064	104,944,676	107,801,769	105,682,514
Properties and equipment	1,518,707	1,492,410	1,402,150	1,325,761	1,308,358	1,300,488	1,328,903	1,277,607	1,267,479
Equipment leased to others	446,935	500,422	572,952	594,303	661,542	706,779	696,327	758,325	865,476
Other real estate owned	284,396	263,197	229,070	196,937	167,378	151,376	97,008	92,411	90,578
Mortgage servicing rights	2,467,749	2,089,863	2,094,387	2,264,104	2,541,250	2,361,617	2,115,715	1,835,921	1,454,444
Goodwill	4,533,742	4,550,642	3,815,911	3,339,631	3,346,779	3,304,999	3,313,109	3,322,205	3,317,259
Other intangible assets	241,970	251,447	183,648	157,403	162,188	155,286	168,353	183,056	194,796
Derivative assets	444,756	589,093	612,914	693,444	566,777	642,234	772,918	785,764	983,019
Accrued income and other assets	5,470,782	5,232,205	5,166,905	4,887,573	4,922,748	4,972,103	5,300,800	5,152,489	4,921,966

Total Assets	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439

Liabilities
Deposits:
Noninterest bearing	$17,547,090	$17,313,652	$17,537,278	$16,188,883	$17,312,118	$17,186,781	$17,429,227	$18,059,199	$18,756,679
NOW and money market accounts	33,798,901	33,360,456	30,335,531	28,734,045	28,710,382	29,538,292	28,304,007	27,906,992	28,191,008
Savings accounts	2,260,197	2,473,508	1,881,444	1,821,496	1,970,616	2,105,325	2,147,022	2,222,831	2,369,628
Consumer time	25,437,213	24,736,279	23,620,821	22,043,743	21,750,652	21,053,803	20,527,784	19,548,914	18,604,907

Core deposits	79,043,401	77,883,895	73,375,074	68,788,167	69,743,768	69,884,201	68,408,040	67,737,936	67,922,222
Other	3,027,619	3,564,659	4,119,756	5,199,389	4,846,707	6,061,923	6,734,915	7,322,820	6,432,114
Foreign	10,497,190	7,187,637	9,738,760	8,794,632	8,633,371	5,470,495	8,843,036	8,357,477	8,784,996

Total deposits	92,568,210	88,636,191	87,233,590	82,782,188	83,223,846	81,416,619	83,985,991	83,418,233	83,139,332
Federal funds borrowed and security repurchase agreements	5,653,283	5,967,883	5,283,997	7,346,405	4,912,465	5,236,545	6,499,254	7,788,910	8,217,810
Borrowed funds	2,670,238	1,857,988	1,648,967	3,956,550	3,150,985	2,461,246	3,517,537	5,452,671	1,538,640
Long-term debt	23,187,738	24,318,984	26,355,676	26,689,743	32,525,381	33,648,686	30,969,616	32,917,618	33,665,675
Derivative liabilities	732,310	619,007	717,830	668,477	1,119,162	1,004,762	738,343	695,752	643,487
Accrued expenses and other liabilities	3,677,761	3,988,535	4,369,779	3,777,510	3,943,974	3,840,215	4,073,502	3,556,508	3,936,741

Total Liabilities	128,489,540	125,388,588	125,609,839	125,220,873	128,875,813	127,608,073	129,784,243	133,829,692	131,141,685
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,265,141	2,381,941	2,529,527	2,407,502	2,420,214	2,439,965	2,460,191	2,515,572	2,546,862
Capital surplus	4,763,670	4,962,660	4,793,537	3,766,184	3,749,508	3,709,927	3,681,603	3,734,318	3,726,660
Retained earnings	5,270,420	5,881,809	7,328,853	6,739,515	6,564,449	6,522,324	6,459,212	6,630,213	6,649,450
Accumulated other comprehensive income	(152,705)	(56,041)	(70,914)	(11,378)	(124,407)	(49,278)	11,865	40,184	78,782

Total Stockholders’ Equity	12,146,526	13,170,369	14,581,003	12,901,823	12,609,764	12,622,938	12,612,871	12,920,287	13,001,754

Total Liabilities and Stockholders’ Equity	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439

Common Shares Outstanding	566,285,142	595,485,028	632,381,603	601,875,473	605,053,511	609,991,042	615,047,663	628,892,825	636,715,366
Memo:
Noninterest bearing escrow balances	$3,558,018	$3,334,760	$3,645,186	$3,498,396	$3,780,740	$3,700,578	$3,514,063	$4,240,458	$4,430,980
Interest bearing escrow balances	157,307	154,251	134,446	128,891	140,555	131,339	141,388	129,176	136,386
Noninterest bearing deposits excluding escrow balances	13,989,072	13,978,892	13,892,092	12,690,487	13,531,378	13,486,203	13,915,164	13,818,741	14,325,699
Core deposits excluding escrow balances	75,328,076	74,394,884	69,595,442	65,160,880	65,822,473	66,052,284	64,752,589	63,368,302	63,354,856
Sweep account balances, excluded from core deposit balances	9,551,319	9,768,463	8,415,378	7,293,124	6,388,985	6,220,952	5,998,935	5,897,823	5,362,130

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Assets
Earning Assets:
Portfolio loans:
Commercial	$32,079	$30,985	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$31,535	$28,126
Commercial construction	4,872	4,722	4,058	3,723	3,507	3,426	3,279	3,083	2,999	4,797	3,466
Commercial real estate	12,919	12,976	12,066	12,061	12,100	12,022	12,153	12,069	11,782	12,948	12,061
Residential real estate	27,366	26,604	23,837	28,488	31,812	32,921	32,787	33,537	31,669	26,988	32,364
Home equity lines of credit	14,010	14,409	14,896	15,629	17,089	20,979	21,808	22,160	20,950	14,208	19,023
Credit card and other unsecured lines of credit	3,099	3,019	2,803	2,654	2,528	2,515	2,469	2,399	2,304	3,059	2,522
Other consumer	5,344	5,483	5,358	5,304	6,012	6,028	6,488	7,712	8,053	5,412	6,022

Total portfolio loans	99,689	98,198	93,124	97,404	101,757	105,431	106,433	108,386	104,908	98,947	103,584
Loans held for sale or securitization:
Commercial	37	38	35	49	68	12	25	18	13	38	40
Commercial real estate	226	174	101	116	142	86	122	84	279	200	114
Residential real estate	9,478	8,520	14,385	11,904	9,086	7,977	10,089	11,178	9,746	9,000	8,535
Automobile	—	—	—	—	—	—	710	—	—	—	—
Student	1	—	4	15	4	4	4	5	—	1	4
Home equity lines of credit	2,873	2,669	2,815	2,981	3,460	331	15	—	—	2,772	1,904
Credit card	—	368	85	—	—	416	207	285	71	183	207

Total loans held for sale or securitization	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,570	10,109	12,194	10,804
Securities available for sale, at cost	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	7,422	7,761
Federal funds sold and security resale agreements	1,117	1,748	1,122	654	536	327	355	378	218	1,431	432
Other investments	1,780	2,124	2,011	2,129	2,272	2,156	1,991	1,875	1,710	1,952	2,213

Total earning assets	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	121,946	124,794
Allowance for loan losses	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,130)	(1,050)
Fair value (depreciation) appreciation of securities available for sale	(34)	(11)	(4)	(120)	(120)	(28)	(8)	74	79	(23)	(74)
Cash and demand balances due from banks	2,748	2,965	2,953	3,075	3,246	3,326	3,493	3,698	3,687	2,856	3,286
Properties and equipment	1,493	1,495	1,369	1,311	1,300	1,311	1,293	1,270	1,282	1,494	1,305
Equipment leased to others	480	553	595	617	687	707	727	796	915	516	697
Other real estate owned	270	239	218	186	158	104	95	92	91	255	131
Mortgage servicing rights	2,233	2,175	2,275	2,465	2,438	2,191	2,071	1,662	1,710	2,204	2,315
Goodwill	4,544	4,479	3,564	3,346	3,326	3,310	3,319	3,323	3,308	4,512	3,318
Other intangible assets	251	256	163	156	156	161	174	184	188	253	158
Derivative assets	245	244	345	153	—	140	248	317	295	245	62
Accrued income and other assets	5,120	5,026	4,868	5,107	4,710	4,807	5,060	5,015	4,605	5,073	4,768

Total Assets	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710

Liabilities
Deposits:
Noninterest bearing	$16,875	$16,831	$16,695	$16,740	$17,057	$16,766	$17,752	$18,706	$18,434	$16,853	$16,912
NOW and money market accounts	33,675	32,582	29,538	28,810	28,872	28,367	28,160	28,233	28,726	33,131	28,621
Savings accounts	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,389	2,074
Consumer time	25,069	24,476	22,650	21,966	21,463	20,740	20,059	19,220	18,143	24,774	21,104

Core deposits	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	77,147	68,711
Brokered retail CDs	2,469	3,006	3,499	4,161	4,899	5,492	6,073	6,255	4,843	2,736	5,194
Other	914	917	972	1,049	956	1,047	885	764	619	916	1,001
Foreign	8,677	7,602	9,334	8,878	7,518	8,469	8,900	9,278	7,432	8,143	7,991

Total deposits	90,024	87,847	84,522	83,507	82,807	82,987	84,018	84,759	80,622	88,942	82,897
Federal funds borrowed and security repurchase agreements	6,566	5,072	7,289	6,876	5,110	6,198	8,151	7,976	6,077	5,823	5,651
Borrowed funds	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,524	2,058	2,475
Long-term debt	23,111	25,164	25,886	29,432	33,087	31,719	31,787	33,171	34,364	24,132	32,407
Derivative liabilities	434	353	348	431	181	188	193	240	219	393	185
Accrued expenses and other liabilities	3,354	3,736	3,523	3,576	3,501	3,656	3,420	3,718	3,115	3,545	3,578

Total Liabilities	126,356	123,412	123,505	125,747	127,454	126,928	130,434	131,987	126,921	124,893	127,193
Total Stockholders’ Equity	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	13,308	12,517

Total Liabilities and Stockholders’ Equity	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710

Memo:
Noninterest bearing escrow balances	$3,762	$3,386	$4,069	$4,250	$4,084	$3,651	$4,346	$4,965	$4,431	$3,575	$3,869
Interest bearing escrow balances	155	153	134	136	139	136	136	138	137	154	137
Noninterest bearing deposits excluding escrow balances	13,113	13,445	12,626	12,490	12,973	13,115	13,406	13,741	14,003	13,278	13,043
Core deposits excluding escrow balances	74,047	72,783	66,514	65,033	65,211	64,192	63,678	63,359	63,160	73,418	64,705
Sweep account balances, excluded from core deposit balances	9,748	9,253	7,975	6,974	6,157	6,063	6,309	5,568	5,289	9,502	6,110

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$7,672	$6,339	$5,636	$5,635	$5,760	$5,527	$7,098	$8,294	$7,694	$7,008	$5,644
First Franklin(1)	—	1,140	8,016	5,509	2,768	2,322	2,991	2,884	2,052	567	2,547
National Home Equity (NHE)	1,806	1,041	733	760	558	128	—	—	—	1,425	344

Total mortgage loans held for sale	$9,478	$8,520	$14,385	$11,904	$9,086	$7,977	$10,089	$11,178	$9,746	$9,000	$8,535

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$25,291	$24,342	$23,621	$23,547	$22,900	$21,782	$21,919	$22,347	$22,168	$24,819	$22,344
Floorplan	970	992	1,005	998	1,081	1,067	1,031	946	1,054	980	1,074
Leases	4,061	3,981	3,781	3,532	3,428	3,522	3,477	3,215	3,067	4,021	3,474
Non-taxable	376	381	372	333	310	303	293	312	301	378	306
International	1,381	1,289	1,327	1,135	990	866	729	606	561	1,337	928

Total Commercial	$32,079	$30,985	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$31,535	$28,126

Real estate — residential
Bank portfolio and other	$13,266	$12,743	$9,582	$8,614	$7,966	$7,766	$7,414	$7,803	$7,285	$13,007	$7,868
First Franklin(1)	7,709	7,490	7,949	13,591	17,537	18,636	18,985	19,622	18,505	7,600	18,083
Home equity installment	6,391	6,371	6,306	6,283	6,309	6,519	6,388	6,112	5,879	6,381	6,413

Total Real Estate — Residential	$27,366	$26,604	$23,837	$28,488	$31,812	$32,921	$32,787	$33,537	$31,669	$26,988	$32,364

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,243	$1,173	$1,032	$958	$892	$920	$919	$926	$896	$1,208	$906
Personal lines of credit	812	827	816	786	759	750	726	664	618	820	755
Business lines of credit	1,044	1,019	955	910	877	845	824	809	790	1,031	861

Total Credit Card and Other Unsecured Lines of Credit	$3,099	$3,019	$2,803	$2,654	$2,528	$2,515	$2,469	$2,399	$2,304	$3,059	$2,522

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(2)
Home equity lines of credit	$5,091	$5,462	$6,243	$6,993	$8,396	$12,190	$12,919	$13,292	$12,163	$5,276	$10,283
Installment loans (real estate-residential)	1,423	1,421	1,477	1,572	1,688	2,018	2,001	1,855	1,741	1,422	1,852

Total National Home Equity	$6,514	$6,883	$7,720	$8,565	$10,084	$14,208	$14,920	$15,147	$13,904	$6,698	$12,135

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint, broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$8,385	$7,052	$6,592	$5,703	$6,185	$5,790	$6,785	$8,346	$8,288
First Franklin(1)	—	—	1,625	8,851	2,645	2,389	2,407	3,486	2,689
National Home Equity (NHE)	2,309	1,146	1,111	1,042	853	531	—	—	—

Total Mortgage Loans Held for Sale or Securitization	$10,694	$8,198	$9,328	$15,596	$9,683	$8,710	$9,192	$11,832	$10,977

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$25,193	$24,454	$24,225	$23,432	$23,300	$22,359	$21,805	$22,252	$22,843
Floorplan	945	994	1,035	989	1,068	1,103	1,097	950	1,055
Leases	4,335	4,095	4,083	3,812	3,531	3,439	3,546	3,377	3,166
Non-taxable	374	380	379	342	319	300	305	300	310
International	1,513	1,250	1,330	1,288	1,081	947	819	670	560

Total Commercial	$32,360	$31,173	$31,052	$29,863	$29,299	$28,148	$27,572	$27,549	$27,934

Real estate — residential
Bank portfolio and other	$13,759	$13,392	$10,857	$9,232	$8,549	$7,997	$7,623	$7,288	$7,677
First Franklin(1)	7,419	8,217	7,486	8,308	16,590	18,261	18,688	19,497	18,888
Home equity installment	6,372	6,347	6,433	6,285	6,305	6,332	6,512	6,290	5,933

Total Real Estate — Residential	$27,550	$27,956	$24,776	$23,825	$31,444	$32,590	$32,823	$33,075	$32,498

INTANGIBLE ASSETS
Goodwill	$4,534	$4,551	$3,816	$3,340	$3,347	$3,305	$3,313	$3,322	$3,317
Core deposit intangibles	213	226	153	125	133	127	134	142	151
Credit card intangibles	3	4	5	5	5	6	6	6	2
Other intangibles	26	21	26	27	24	22	28	35	42

Total Intangible Assets	$4,776	$4,802	$4,000	$3,497	$3,509	$3,460	$3,481	$3,505	$3,512

Memo:
Holding company investment in subsidiaries	$13,879	$14,501	$13,082	$13,864	$13,895	$13,548	$13,246	$13,941	$13,704
Holding company intangible assets	117	120	117	117	122	122	122	109	110
Double leverage ratio(2)	1.15 x	1.11 x	0.91 x	1.08 x	1.11 x	1.08 x	1.06 x	1.09 x	1.06 x

PRINCIPAL INVESTMENTS(3)
Type of Investment:
Direct investments in public entities	—	—	—	—	—	—	—	—	$4
Direct investments in nonpublic entities	$339	$319	$311	$312	$326	$319	$317	$336	298
Indirect investments (funds)	372	365	354	353	355	348	344	350	343

Total Investments	$711	$684	$665	$665	$681	$667	$661	$686	$645

Type of Security:
Common stock	$97	$80	$78	$80	$77	$74	$76	$76	$64
Convertible debt and preferred stock	8	11	11	15	23	26	26	28	32
Investments in partnerships, funds and other equity instruments	430	415	398	390	393	386	379	402	406
Mezzanine (subordinated) debt	176	178	178	180	188	181	180	180	143

Total Investments	$711	$684	$665	$665	$681	$667	$661	$686	$645

Memo:
Commitments to fund principal investments	$358	$297	$282	$292	$310	$290	$295	$272	$297

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(3)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking — National line of business.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

CREDIT CARD LOANS(1)

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,243	$1,173	$1,032	$958	$892	$920	$919	$926	$896	$1,208	$906
Loans held for securitization	—	368	85	—	—	416	207	285	71	183	207
Loans securitized	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,267	1,244

Total Average Managed Credit Card Loans	$2,693	$2,623	$2,479	$2,408	$2,342	$2,371	$2,366	$2,376	$2,343	$2,658	$2,357

End of period balances:
Loans held in portfolio	$1,275	$1,131	$1,185	$989	$900	$859	$1,032	$859	$857
Loans held for securitization	—	—	425	—	—	—	425	—	414
Loans securitized	1,450	1,450	1,025	1,450	1,450	1,450	1,026	1,450	1,036

Total Managed Credit Card Loans	$2,725	$2,581	$2,635	$2,439	$2,350	$2,309	$2,483	$2,309	$2,307

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$135	$167	$267	$252	$264	$316	$1,145	$2,679	$2,722	$151	$291
Loans held for securitization	—	—	—	—	—	—	710	—	—	—	—
Loans securitized	1,111	1,327	1,547	1,801	2,142	2,465	1,257	624	725	1,218	2,302

Total Average Managed Automobile Loans	$1,246	$1,494	$1,814	$2,053	$2,406	$2,781	$3,112	$3,303	$3,447	$1,369	$2,593

End of period balances:
Loans held in portfolio	$117	$150	$185	$228	$232	$271	$352	$2,650	$2,664
Loans securitized	1,014	1,217	1,439	1,668	1,987	2,299	2,602	576	674

Total Managed Automobile Loans	$1,131	$1,367	$1,624	$1,896	$2,219	$2,570	$2,954	$3,226	$3,338

(1)	In March 2007, March 2006, and August 2005, the Corporation sold through securitization $425 million, $425 million, and $600 million of credit card receivables, respectively.

(2)	In December 2005, the Corporation sold through securitization $2.2 billion of indirect prime automobile loans.

(3)	Represents managed portfolio of indirect prime automobile loans. This portfolio is in run-off.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006
AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$32,116	$31,023	$30,141	$29,594	$28,777	$27,552	$27,474	$27,444	$27,164	$31,573	$28,166
Commercial construction	4,872	4,722	4,058	3,723	3,507	3,426	3,279	3,083	2,999	4,797	3,466
Commercial real estate	13,145	13,150	12,167	12,177	12,242	12,108	12,275	12,153	12,061	13,148	12,175
Residential real estate	36,844	35,124	38,222	40,392	40,898	40,898	42,876	44,715	41,415	35,988	40,899
Home equity lines of credit	16,883	17,078	17,711	18,610	20,549	21,310	21,823	22,160	20,950	16,980	20,927
Credit card and other unsecured lines of credit	3,099	3,387	2,888	2,654	2,528	2,931	2,676	2,684	2,375	3,242	2,729
Other consumer	5,345	5,483	5,362	5,319	6,016	6,032	7,202	7,717	8,053	5,413	6,026

Total loans	112,304	109,967	110,549	112,469	114,517	114,257	117,605	119,956	115,017	111,141	114,388
Securities available for sale, at cost:
Taxable	6,734	7,257	7,313	7,351	7,260	7,153	7,060	6,838	7,112	6,994	7,207
Tax-exempt	409	447	493	523	542	566	597	612	634	428	554

Total securities available for sale	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	7,422	7,761
Federal funds sold, security resale agreements, and other investments	2,897	3,872	3,133	2,783	2,808	2,483	2,346	2,253	1,928	3,383	2,645

Total earning assets	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	121,946	124,794
Allowance for loan losses	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,130)	(1,050)
Fair value (depreciation) appreciation of securities available for sale	(34)	(11)	(4)	(120)	(120)	(28)	(8)	74	79	(23)	(74)
Nonearning assets	17,384	17,432	16,350	16,416	16,021	16,057	16,480	16,357	16,081	17,408	16,040

Total Assets	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$33,675	$32,582	$29,538	$28,810	$28,872	$28,367	$28,160	$28,233	$28,726	$33,131	$28,621
Savings accounts	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,389	2,074
Consumer time deposits	25,069	24,476	22,650	21,966	21,463	20,740	20,059	19,220	18,143	24,774	21,104
Other deposits	3,383	3,923	4,471	5,210	5,855	6,539	6,958	7,019	5,462	3,652	6,195
Foreign deposits	8,677	7,602	9,334	8,878	7,518	8,469	8,900	9,278	7,432	8,143	7,991
Federal funds borrowed	2,508	1,237	3,675	3,286	1,746	2,823	4,675	4,506	2,978	1,876	2,282
Security repurchase agreements	4,058	3,835	3,614	3,590	3,364	3,375	3,476	3,470	3,099	3,947	3,369
Borrowed funds	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,524	2,058	2,475
Long-term debt	23,111	25,164	25,886	29,432	33,087	31,719	31,787	33,171	34,364	24,132	32,407

Total interest bearing liabilities	105,693	102,492	102,939	105,000	106,715	106,318	109,069	109,323	105,153	104,102	106,518
Noninterest bearing deposits	16,875	16,831	16,695	16,740	17,057	16,766	17,752	18,706	18,434	16,853	16,912
Accrued interest and other liabilities	3,788	4,089	3,871	4,007	3,682	3,844	3,613	3,958	3,334	3,938	3,763

Total Liabilities	126,356	123,412	123,505	125,747	127,454	126,928	130,434	131,987	126,921	124,893	127,193
Total Stockholders’ Equity	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	13,308	12,517

Total Liabilities and Stockholders’ Equity	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710

Memo:
Interest bearing core deposits	$61,089	$59,491	$54,022	$52,679	$52,377	$51,213	$50,408	$49,756	$49,294	$60,294	$51,799
Interest bearing total deposits	73,149	71,016	67,827	66,767	65,750	66,221	66,266	66,053	62,188	72,089	65,985
Borrowed funding and long-term debt	32,544	31,476	35,112	38,233	40,965	40,097	42,803	43,270	42,965	32,013	40,533

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in Millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$603	$582	$577	$572	$529	$480	$454	$420	$385	$1,185	$1,009
Commercial construction	94	83	81	73	67	62	58	50	45	177	129
Commercial real estate	236	237	229	224	218	209	210	197	188	473	427
Residential real estate	680	633	706	750	738	712	729	725	660	1,313	1,450
Home equity lines of credit	332	336	349	363	373	370	345	323	280	668	743
Credit card and other unsecured lines of credit	86	96	81	75	69	83	72	70	57	182	152
Other consumer	88	94	89	90	100	99	115	123	126	182	199

Total loans	2,119	2,061	2,112	2,147	2,094	2,015	1,983	1,908	1,741	4,180	4,109
Securities available for sale, at cost:
Taxable	87	97	101	99	97	92	88	84	88	184	189
Tax-exempt	8	8	8	9	10	10	10	11	12	16	20

Total securities available for sale	95	105	109	108	107	102	98	95	100	200	209
Federal funds sold, security resale agreements, and other investments	41	52	49	43	42	36	32	31	24	93	78

Total earning assets	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$4,473	$4,396

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$265	$249	$221	$211	$194	$172	$151	$132	$112	$514	$366
Savings accounts	8	8	2	3	3	3	2	3	3	16	6
Consumer time deposits	302	287	265	245	224	202	190	169	150	589	426
Other deposits	45	51	60	68	74	74	70	62	41	96	148
Foreign deposits	108	91	115	112	86	86	80	75	51	199	172
Federal funds borrowed	33	16	50	44	22	31	47	40	22	49	53
Security repurchase agreements	45	41	40	38	32	28	26	22	15	86	60
Borrowed funds	36	16	25	23	32	23	28	19	15	52	55
Long-term debt	317	341	359	404	409	350	327	305	285	658	759

Total interest bearing liabilities	$1,159	$1,100	$1,137	$1,148	$1,076	$969	$921	$827	$694	$2,259	$2,045

Tax-Equivalent Net Interest Income	$1,096	$1,118	$1,133	$1,150	$1,167	$1,184	$1,192	$1,207	$1,171	$2,214	$2,351

Memo:
Interest bearing core deposits	$575	$544	$488	$459	$421	$377	$343	$304	$265	$1,119	$798
Interest bearing total deposits	728	686	663	639	581	537	493	441	357	1,414	1,118
Borrowed funding and long-term debt	431	414	474	509	495	432	428	386	337	845	927
Amortization of fair value adjustments included above(2):
Loans	$(15)	$(14)	$(7)	$(4)	$(5)	$(3)	$(4)	$(7)	$(7)	$(29)	$(8)
Deposits	1	1	—	1	1	(2)	(5)	(9)	(12)	2	(1)
Long-term debt	(4)	(4)	(5)	(6)	(6)	(6)	(7)	(8)	(10)	(8)	(12)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

RATES
Assets
Earning Assets:
Loans(1):
Commercial	7.53%	7.60%	7.61%	7.66%	7.38%	7.06%	6.57%	6.07%	5.69%	7.57%	7.22%
Commercial construction	7.73	7.12	7.87	7.83	7.62	7.36	6.99	6.47	5.99	7.43	7.49
Commercial real estate	7.19	7.31	7.44	7.31	7.13	7.02	6.80	6.42	6.25	7.25	7.08
Residential real estate	7.38	7.23	7.39	7.41	7.22	6.97	6.80	6.49	6.36	7.31	7.10
Home equity lines of credit	7.86	7.87	7.87	7.82	7.26	6.94	6.33	5.83	5.34	7.87	7.10
Credit card and other unsecured lines of credit	11.13	11.47	11.12	11.24	10.95	11.44	10.48	10.43	9.74	11.31	11.21
Other consumer	6.64	6.91	6.56	6.70	6.68	6.66	6.34	6.34	6.28	6.78	6.67

Total loans	7.56	7.55	7.61	7.61	7.32	7.10	6.72	6.34	6.06	7.56	7.21
Securities available for sale, at cost:
Taxable	5.16	5.39	5.53	5.37	5.37	5.12	4.96	4.92	4.96	5.28	5.25
Tax-exempt	7.77	7.03	7.03	6.98	7.07	7.20	7.19	7.18	7.40	7.38	7.13

Total securities available for sale	5.31	5.48	5.62	5.48	5.49	5.27	5.14	5.10	5.16	5.40	5.38
Federal funds sold, security resale agreements, and other investments	5.75	5.41	6.20	6.00	6.05	5.92	5.40	5.39	5.02	5.56	5.99

Total earning assets	7.38	7.36	7.44	7.43	7.18	6.96	6.60	6.25	5.99	7.37	7.07

Liabilities
Interest bearing liabilities:
NOW and money market accounts	3.16	3.09	2.97	2.89	2.70	2.46	2.13	1.85	1.57	3.12	2.58
Savings accounts	1.36	1.34	.65	.64	.57	.49	.49	.47	.41	1.35	.53
Consumer time deposits	4.83	4.76	4.65	4.43	4.19	3.95	3.75	3.49	3.33	4.80	4.07
Other deposits	5.26	5.31	5.30	5.19	5.02	4.62	4.01	3.48	2.99	5.29	4.81
Foreign deposits	5.01	4.84	4.86	5.00	4.61	4.12	3.58	3.19	2.77	4.93	4.35
Federal funds borrowed	5.31	5.32	5.31	5.33	5.02	4.49	4.03	3.53	2.98	5.31	4.69
Security repurchase agreements	4.38	4.35	4.33	4.25	3.83	3.36	2.90	2.48	2.00	4.37	3.59
Borrowed funds	5.04	5.30	5.14	4.82	4.62	4.19	3.86	3.56	2.30	5.11	4.43
Long-term debt	5.51	5.47	5.52	5.45	4.95	4.46	4.08	3.67	3.32	5.49	4.71

Total interest bearing liabilities	4.40	4.35	4.39	4.34	4.04	3.69	3.35	3.00	2.65	4.37	3.87

Net Interest Spread	2.98	3.01	3.05	3.09	3.14	3.27	3.25	3.25	3.34	3.00	3.20
Contribution of noninterest bearing sources of funds	.61	.68	.68	.64	.59	.54	.49	.47	.42	.64	.57

Net Interest Margin	3.59%	3.69%	3.73%	3.73%	3.73%	3.81%	3.74%	3.72%	3.76%	3.64%	3.77%

Memo:
Interest bearing core deposits	3.77%	3.71%	3.60%	3.45%	3.23%	2.98%	2.70%	2.42%	2.16%	3.74%	3.11%
Interest bearing total deposits	3.99	3.92	3.88	3.79	3.55	3.29	2.96	2.64	2.31	3.95	3.42
Borrowed funding and long-term debt	5.31	5.32	5.36	5.30	4.84	4.36	3.96	3.55	3.14	5.31	4.60

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Per common share:
Basic net income	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$1.10	$1.52
Diluted net income (1)	.60	.50	1.36	.86	.77	.74	.64	.74	.97	1.09	1.51
Trailing four quarters basic net income	3.34	3.51	3.76	3.04	2.92	3.13	3.13	3.96	4.09
Trailing four quarters diluted net income	3.32	3.49	3.73	3.01	2.89	3.09	3.09	3.91	4.03
Dividends declared	.39	.39	.39	.39	.37	.37	.37	.37	.35	.78	.74
Dividends paid	.39	.39	.39	.39	.37	.37	.37	.37	.35	.78	.74
Dividend payout ratio(2)	65.00%	78.00%	28.68%	45.35%	48.05%	50.00%	57.81%	50.00%	36.08%	71.56%	49.01%
Dividend yield (annualized)(3)	4.68	4.19	4.27	4.26	4.09	4.24	4.41	4.43	4.10
P/E ratio(4)	10.04 x	10.67 x	9.80 x	12.16 x	12.52 x	11.29 x	10.86 x	8.55 x	8.47 x

Common dividends declared	$232.0	$254.2	$236.4	$238.0	$227.5	$229.8	$232.6	$236.9	$224.5	$486.2	$457.3
Preferred dividends declared	.4	.4	.4	.4	.4	.4	.4	.4	.4	.8	.8

Common dividends paid	232.0	254.2	236.4	238.0	227.5	229.8	232.6	236.9	224.5	486.2	457.3
Preferred dividends paid	.4	.4	.4	.4	.4	.4	.4	.4	.4	.8	.8

Shares outstanding(5):
Average basic	572,730	631,711	611,908	603,849	609,657	611,911	618,227	635,858	636,883	602,057	610,777
Average diluted	580,386	640,534	620,745	612,064	618,230	619,697	625,359	644,688	644,134	610,294	618,960
Ending common	566,285	595,485	632,382	601,875	605,054	609,991	615,048	628,893	636,715

Common stock price:
High	$38.32	$38.94	$37.47	$37.42	$38.04	$36.25	$35.04	$37.85	$35.30	$38.94	$38.04
Low	33.08	34.82	35.29	34.50	34.38	33.26	29.75	33.37	32.08	33.08	33.26
Close	33.32	37.25	36.56	36.60	36.19	34.90	33.57	33.44	34.12

Book value per common share	$21.45	$22.12	$23.06	$21.44	$20.84	$20.69	$20.51	$20.54	$20.42
Tangible book value per common share	13.02	14.05	16.73	15.63	15.04	15.02	14.85	14.97	14.90
Other comprehensive income per share	(.27)	(.09)	(.11)	(.02)	(.20)	(.08)	.02	.06	.12

Market to book value	155.3%	168.4%	158.5%	170.7%	173.7%	168.7%	163.7%	162.8%	167.1%

Market capitalization of common stock	$18,869	$22,182	$23,120	$22,029	$21,897	$21,289	$20,647	$21,030	$21,725

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	Dividend declared divided by diluted net income per common share

(3)	Dividend declared (annualized) divided by quarter-end stock price

(4)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(5)	In thousands
INTEREST RATE RISK MEASURES

	2007		2006				2005
	2nd Qtr(1)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+1.2%	+1.2%	+0.8%	+1.0%	+1.4%	+1.3%	+0.7%	+0.7%	+0.1%
+150 basis points Shock vs. Current Yield Curve(4)	+2.2%	+2.3%	+1.2%	+1.6%	+2.2%	+2.0%	+1.6%	+1.6%	+1.1%
-150 basis points Shock vs. Current Yield Curve(5)	+0.9%	+0.8%	+0.6%	+0.2%	+0.0%	+0.0%	-0.6%	-0.7%	-1.2%

(1)	Based on positions at May 31, 2007 and market values at June 22, 2007.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,833	$1,847	$1,242	$1,240	$1,210	$1,227	$1,241	$1,250	$1,266
Subordinated debt	1,030	1,063	1,067	1,070	1,020	1,056	1,089	1,106	1,137
Junior subordinated debentures owed to unconsolidated subsidiary trusts	1,273	850	949	342	344	343	474	594	598

Total holding company debt	4,136	3,760	3,258	2,652	2,574	2,626	2,804	2,950	3,001
Subsidiary debt:
Subordinated debt	3,369	2,482	2,477	1,986	1,917	1,964	2,011	2,034	2,069
Senior bank notes	13,615	15,977	18,580	20,126	25,275	25,206	22,088	22,997	23,602
FHLB advances	1,996	2,048	1,999	1,887	2,721	3,812	3,920	4,774	4,783
Secured debt financings	63	43	31	27	25	29	131	147	178
Other	9	9	11	12	13	12	16	16	33

Total subsidiary debt	19,052	20,559	23,098	24,038	29,951	31,023	28,166	29,968	30,665

Total Long-Term Debt	$23,188	$24,319	$26,356	$26,690	$32,525	$33,649	$30,970	$32,918	$33,666

Borrowed Funds:
U.S. Treasury demand notes	$258	$54	$434	$2,430	$1,325	$76	$1,754	$2,734	$600
Short-term senior bank notes	—	—	—	60	46	98	137	79	20
Short-term FHLB advances	1,000	1	—	—	—	—	150	1,150	—
Commercial paper and other	1,412	1,803	1,215	1,467	1,780	2,287	1,477	1,490	919

Total Borrowed Funds	$2,670	$1,858	$1,649	$3,957	$3,151	$2,461	$3,518	$5,453	$1,539

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,147	$13,170	$14,581	$12,902	$12,610	$12,623	$12,613	$12,920	$13,002

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($73)	—	$4	($9)	($124)	($57)	($4)	$22	$71
SFAS 133 unrealized (loss) gain, net	(8)	$15	(4)	(2)	—	8	16	18	8
SFAS 158 unrecognized (loss), net	(72)	(71)	(71)	—	—	—	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	($153)	($56)	($71)	($11)	($124)	($49)	$12	$40	$79

RISK-BASED CAPITAL(1)
Tier 1 capital	$8,721	$9,196	$11,535	$9,603	$9,392	$9,396	$9,517	$9,913	$10,003
Total risk-based capital	13,667	13,164	15,705	13,215	13,103	13,121	13,500	13,914	14,078
Risk-weighted assets	133,018	129,978	129,190	128,297	128,512	127,273	128,108	129,095	125,720

Tier 1 capital ratio	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%
Total risk-based capital ratio	10.27	10.13	12.16	10.30	10.20	10.31	10.54	10.78	11.20
Leverage ratio	6.53	6.92	8.56	7.13	6.89	6.92	6.83	7.03	7.36

COMMON STOCK ROLLFORWARD
Beginning balance	595.5	632.4	601.9	605.1	610.0	615.0	628.9	636.7	637.8	632.4	615.0
Shares issued under stock award plans	.8	5.8	2.0	1.4	3.6	3.1	1.0	2.5	1.9	6.6	6.7
Shares issued for acquisitions	—	13.7	29.5	—	—	—	—	—	—	13.7	—
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	.4	2.2	—	—
Shares repurchased under repurchase authorizations(2)	(29.9)	(55.2)	(.6)	(4.3)	(7.7)	(7.5)	(14.7)	(10.2)	(4.7)	(85.1)	(15.2)
Shares exchanged for stock award plans	(.1)	(1.2)	(.4)	(.3)	(.8)	(.6)	(.2)	(.6)	(.4)	(1.3)	(1.4)
Other	—	—	—	—	—	—	—	.1	(.1)	—	—

Ending Balance	566.3	595.5	632.4	601.9	605.1	610.0	615.0	628.9	636.7	566.3	605.1

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	29.9	55.2	.6	4.3	7.7	7.5	14.7	10.2	4.7	85.1	15.2
Average price per share of repurchased common shares	$36.47	$38.30	$37.02	$36.27	$36.12	$34.10	$32.69	$35.31	$33.73	$37.65	$35.13
Total cost	$1,089.4	$2,113.7	$22.7	$155.8	$279.3	$256.1	$479.9	$358.6	$159.2	$3,203.1	$535.4
Common shares remaining under authorization(3)	38.7	28.6	43.5	14.1	18.4	26.1	33.6	8.3	18.5

SELECTED RATIOS AND OTHER
Long-term debt to equity	190.90%	184.65%	180.75%	206.87%	257.94%	266.57%	245.54%	254.77%	258.93%
Long-term debt to total capitalization	65.62	64.87	64.38	67.41	72.06	72.72	71.06	71.81	72.14
Equity to assets	8.64	9.51	10.40	9.34	8.91	9.00	8.86	8.80	9.02
Tangible common equity to assets(4)	5.43	6.26	7.77	6.99	6.60	6.70	6.57	6.57	6.75

(1)	Second quarter 2007 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(4)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Loan sale revenue	$110	$75	$122	$215	$285	$144	$193	$158	$258	$185	$429
Loan servicing revenue	96	32	52	104	(21)	(44)	32	65	188	128	(65)
Deposit service charges	223	204	212	214	203	189	201	198	176	427	392
Insurance revenue	35	34	31	33	33	32	32	25	25	69	65
Trust and investment management fees	84	74	74	74	80	73	72	73	78	158	153
Card-related fees	29	32	28	27	25	29	27	30	28	61	54
Other service fees	33	35	36	34	36	33	32	34	35	68	69
Brokerage revenue	54	40	59	35	30	34	41	35	44	94	64
Leasing revenue	46	55	53	54	61	60	58	66	69	101	121
Derivative (losses) gains, net(1)	(7)	(23)	(13)	23	(11)	(6)	20	(1)	32	(30)	(17)
Principal investment gains (losses), net	20	10	30	30	24	34	24	14	9	30	58
Gain on divestitures	—	—	984	—	—	—	—	16	—	—	—
Securities (losses) gains, net	(1)	27	(13)	—	1	12	9	(1)	5	26	13
All other	42	26	47	34	38	66	36	35	34	68	104

Total Noninterest Income	$764	$621	$1,702	$877	$784	$656	$777	$747	$981	$1,385	$1,440

Memo:
Operating lease intangible amortization(2)	—	—	—	—	$(1)	$(2)	$(4)	$(5)	$(7)	—	$(3)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Salaries, benefits, and other personnel	$642	$633	$678	$649	$636	$641	$660	$654	$635	$1,275	$1,277
Equipment	85	83	94	74	79	79	80	71	76	168	158
Net occupancy	76	78	78	73	74	73	72	71	72	154	147
Third-party services	89	86	95	87	91	79	96	81	80	175	170
Insurance expense	23	25	27	28	30	27	25	12	11	48	57
Telecommunications	19	18	19	18	20	18	20	21	20	37	38
Marketing and public relations	45	33	46	36	38	28	66	32	39	78	66
Leasing expense	33	34	42	38	42	43	45	25	52	67	85
Postage	19	22	18	21	19	22	18	22	21	41	41
Travel and entertainment	21	18	21	18	20	18	22	20	22	39	38
Supplies	14	19	14	16	15	15	14	14	16	33	30
State and local taxes	23	20	(9)	20	23	17	8	20	22	43	40
Intangible asset amortization	19	17	13	13	10	11	11	11	15	36	21
Impairment, fraud, and other losses, net	16	21	3	22	13	19	52	19	21	37	32
All other	64	64	71	71	64	59	78	83	78	128	123

Total Noninterest Expense	$1,188	$1,171	$1,210	$1,184	$1,174	$1,149	$1,267	$1,156	$1,180	$2,359	$2,323

Memo:
Acquisition integration costs	$20	$16	$7	$3	$2	—	$5	$9	$12	$36	$2

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Personal Accounts:
DDA and NOW deposit fees	$8	$8	$9	$8	$9	$8	$9	$9	$9	$16	$17
Savings and time deposit fees	3	3	2	3	3	3	3	3	3	6	6
Overdraft and NSF fees	108	93	99	103	94	81	89	92	73	201	175
Debit card interchange fees	34	32	31	31	29	30	29	28	26	66	59

Total personal account fees	153	136	141	145	135	122	130	132	111	289	257

Business accounts:
Deposit fees	5	5	6	5	6	5	5	7	6	10	11
Overdraft and NSF fees	14	13	12	14	13	12	12	14	9	27	25
Debit card interchange fees	5	4	4	4	5	3	4	3	3	9	8
Cash management fees	42	41	40	42	40	41	39	41	41	83	81

Total Business account fees	66	63	62	65	64	61	60	65	59	129	125

Other deposit service charges	4	5	9	4	4	6	11	1	6	9	10

Total Deposit Service Charges	$223	$204	$212	$214	$203	$189	$201	$198	$176	$427	$392

CARD-RELATED FEES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$3	$3	$3	$3	$2	$4	$2	$6	$6
Cash advance fees	3	2	3	2	1	2	1	1	1	5	3
Interchange fees	23	23	21	19	19	20	20	20	16	46	39
Reward programs and incentives	(12)	(10)	(11)	(11)	(10)	(9)	(10)	(8)	(8)	(22)	(19)
Debt cancellation and other fees	(2)	(1)	(2)	(2)	(2)	(1)	(3)	(1)	2	(3)	(3)

Total credit card fees	15	17	14	11	11	15	10	16	13	32	26

Other:
Personal and business lines of credit fees	—	1	1	1	1	1	1	1	1	1	2
Home equity lines of credit	3	2	3	3	3	3	5	3	2	5	6
ATM fees	11	12	10	12	10	10	11	10	12	23	20

Total other card-related fees	14	15	14	16	14	14	17	14	15	29	28

Total Card-Related Fees	$29	$32	$28	$27	$25	$29	$27	$30	$28	$61	$54

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Salaries and wages	$354	$350	$363	$355	$354	$352	$354	$361	$356	$704	$706
Incentive compensation	190	159	218	218	204	171	201	229	209	349	375
Deferred personnel costs	(88)	(75)	(104)	(105)	(104)	(90)	(121)	(124)	(116)	(163)	(194)
Stock-based compensation	22	23	19	16	17	16	15	12	15	45	33
Payroll taxes	36	49	34	35	39	53	31	36	38	85	92
Contract labor	35	32	56	38	43	35	67	51	47	67	78
Medical and other benefits	46	47	38	43	46	48	38	45	45	93	94
Retirement plans	24	31	18	21	22	28	16	20	20	55	50
Market valuation adjustments on deferred compensation liabilities	12	4	18	10	(1)	15	6	9	7	16	14
Severance and other	11	13	18	18	16	13	53	15	14	24	29

Total Salaries, Benefits, and Other Personnel Expense	$642	$633	$678	$649	$636	$641	$660	$654	$635	$1,275	$1,277

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Line of business staff:
Retail Banking	13,640	13,359	12,843	12,389	12,407	12,142	11,998	12,399	12,689
Commercial Banking — Regional	1,854	1,892	1,813	1,820	1,801	1,831	1,873	1,886	1,875
Commercial Banking — National	598	600	581	579	572	573	572	568	547
Mortgage Banking
National City Mortgage	7,152	6,968	6,890	6,837	7,088	7,305	7,673	7,831	7,956
National Home Equity	452	417	404	408	439	454	503	514	497

Total Mortgage Banking	7,604	7,385	7,294	7,245	7,527	7,759	8,176	8,345	8,453
Asset Management	1,528	1,532	1,513	1,489	1,521	1,523	1,509	1,521	1,572

Corporate support staff(2)(3)	7,221	7,543	7,226	10,099	10,123	10,020	10,142	10,414	10,357

Total Employees	32,445	32,311	31,270	33,621	33,951	33,848	34,270	35,133	35,493

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.
NATIONAL CITY MORTGAGE
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

National City Mortgage(NCM):
Loan origination — commission	2,675	2,646	2,548	2,566	2,590	2,577	2,565	2,650	2,731
Loan origination — non-commission	2,785	2,600	2,542	2,444	2,605	2,664	2,903	2,985	3,045

Total loan origination	5,460	5,246	5,090	5,010	5,195	5,241	5,468	5,635	5,776
Loan servicing	686	716	738	752	785	812	842	848	813
Indirect production	791	792	810	815	830	880	998	983	995
Corporate overhead and other	215	214	252	260	278	372	365	365	372

Total NCM FTEs	7,152	6,968	6,890	6,837	7,088	7,305	7,673	7,831	7,956

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,131	$1,094
Provision for loan losses	145	122	325	70	62	32	136	68	19	267	94
Charge-offs:
Commercial	30	34	40	37	28	45	59	27	31	64	73
Commercial construction	2	1	8	1	2	—	—	2	—	3	2
Commercial real estate	3	3	6	2	5	7	8	11	8	6	12
Residential real estate	58	72	52	82	47	46	37	26	29	130	93
Home equity lines of credit	20	23	23	20	15	21	17	10	8	43	36
Credit card and other unsecured lines of credit	28	35	26	20	20	28	39	33	30	63	48
Other consumer	13	14	15	12	11	26	30	24	20	27	37

Total charge-offs	154	182	170	174	128	173	190	133	126	336	301

Recoveries:
Commercial	11	11	13	15	10	16	20	20	25	22	26
Commercial construction	—	—	—	—	—	—	2	—	—	—	—
Commercial real estate	4	1	3	2	1	2	3	2	2	5	3
Residential real estate	22	5	14	23	19	12	14	13	12	27	31
Home equity lines of credit	8	6	4	5	5	4	2	2	2	14	9
Credit card and other unsecured lines of credit	4	5	3	3	4	6	3	3	4	9	10
Other consumer	7	7	5	9	13	12	8	10	9	14	25

Total recoveries	56	35	42	57	52	52	52	50	54	91	104

Net charge-offs	98	147	128	117	76	121	138	83	72	245	197
Other(1)	(15)	(2)	2	(10)	2	(4)	(12)	(2)	(1)	(17)	(2)

Ending loan loss allowance	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,136	$989

Memo:
Net charge-offs on:
Securitized credit cards	$14	$11	$13	$15	$14	$7	$24	$14	$20	$25	$21
Managed credit cards	26	31	27	24	24	20	48	34	38	57	44
Securitized automobile loans	2	4	5	4	3	4	3	3	3	6	7
Managed automobile loans(2)	2	3	4	4	1	8	13	10	8	5	9

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.22%	.31%	.35%	.30%	.26%	.42%	.56%	.09%	.10%	.26%	.34%
Commercial construction	.17	.04	.74	.10	.22	(.03)	(.16)	.22	.06	.11	.09
Commercial real estate	(.06)	.07	.15	(.02)	.12	.17	.13	.33	.19	.01	.15
Residential real estate	.53	1.03	.62	.82	.35	.43	.29	.16	.20	.78	.39
Home equity lines of credit	.36	.48	.50	.38	.22	.35	.28	.13	.11	.42	.29
Credit card and other unsecured lines of credit	3.14	3.99	3.21	2.57	2.62	3.45	5.86	4.82	4.64	3.56	3.03
Other consumer	.48	.50	.73	.26	(.15)	.93	1.33	.78	.54	.49	.39

Total Net Charge-offs	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.50%	.38%

Memo:
Securitized credit cards	4.01%	4.06%	3.96%	4.04%	3.89%	2.66%	7.57%	4.75%	5.92%	4.03%	3.38%
Managed credit cards	3.93%	4.81%	4.32%	4.04%	4.02%	3.45%	7.95%	5.70%	6.44%	4.36%	3.73%
Securitized automobile loans	.90%	1.10%	1.11%	.96%	.64%	.59%	.98%	1.92%	1.37%	1.01%	.62%
Managed automobile loans(2)	.72%	.93%	1.04%	.73%	.05%	1.25%	1.65%	1.25%	.94%	.84%	.68%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$63	$78	$80	$77	$79	$84	$88	$100	$93	$78	$84
Net provision for credit losses	(2)	(15)	(2)	3	(2)	(5)	(4)	(12)	7	(17)	(7)

Ending lending-related commitment allowance	$61	$63	$78	$80	$77	$79	$84	$88	$100	$61	$77

Memo:
Total Provision for Credit Losses	$143	$107	$323	$73	$60	$27	$132	$56	$26	$250	$87

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are in run off.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

NONPERFORMING ASSETS
Commercial	$125	$120	$124	$142	$178	$165	$181	$169	$142
Commercial construction	59	51	38	55	36	27	20	28	28
Commercial real estate	138	118	111	97	108	117	114	111	118
Residential real estate:
National City Mortgage	103	97	77	79	82	86	96	100	106
First Franklin(1)	75	68	65	62	60	62	52	51	51
Other(2)	62	82	85	35	25	26	27	23	26

Total real estate — residential	240	247	227	176	167	174	175	174	183

Total nonperforming portfolio loans	562	536	500	470	489	483	490	482	471
Other real estate owned (OREO):
Commercial	3	—	1	—	2	2	5	3	4
Residential real estate:
National City Mortgage(3)	103	112	105	88	78	77	26	28	28
First Franklin (1)	168	145	116	104	84	69	58	52	47
Other	—	—	4	3	1	1	1	1	1

Total real estate — residential	271	257	225	195	163	147	85	81	76

Other	10	6	3	2	2	2	7	8	11
Total OREO	284	263	229	197	167	151	97	92	91
Mortgage loans held for sale and other	2	2	3	22	11	13	9	11	10

Total Nonperforming Assets	$848	$801	$732	$689	$667	$647	$596	$585	$572

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	15%	15%	17%	21%	27%	27%	30%	28%	24%
Commercial construction	7	6	5	8	5	4	3	5	5
Commercial real estate	16	15	15	14	16	18	19	19	21
Residential real estate:
National City Mortgage	12	12	11	11	12	13	16	17	18
First Franklin(1)	9	9	9	9	9	9	9	9	9
Other(2)	7	10	12	5	4	4	5	4	5

Total real estate — residential	28	31	32	25	25	26	30	30	32

Total nonperforming portfolio loans	66	67	69	68	73	75	82	82	82
Other real estate owned (OREO):
Commercial	1	—	—	—	—	—	1	1	1
Residential real estate:
National City Mortgage(3)	12	14	15	13	12	12	4	5	5
First Franklin(1)	20	18	16	15	12	11	10	9	8
Other	—	—	—	—	—	—	—	—	—

Total real estate — residential	32	32	31	28	24	23	14	14	13

Other	1	1	—	1	1	—	1	1	2
Total OREO	34	33	31	29	25	23	16	16	16
Mortgage loans held for sale and other	—	—	—	3	2	2	2	2	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.85%	.80%	.76%	.74%	.66%	.63%	.56%	.54%	.53%
Nonperforming assets to period-end total assets	.60	.58	.52	.50	.47	.46	.42	.40	.40
Loan loss allowance to nonperforming portfolio loans	202.16	206.08	226.13	198.25	202.14	207.14	223.11	230.08	238.64
Loan loss allowance to period-end portfolio loans	1.14	1.11	1.18	1.00	.98	.98	1.03	1.02	1.05
Loan loss allowance (period-end) to annualized net charge-offs	291.06	184.68	223.38	200.10	326.17	204.29	199.42	336.67	391.50

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

(3)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$536	$500	$470	$489	$483	$490				$500	$490
Additions:
Obtained with acquisitions	—	38	5	—	—	—				38	—
Newly classified nonperformers	191	164	225	159	153	157				355	310

Total additions	191	202	230	159	153	157				393	310

Subtractions:
Return to performing status	(6)	(14)	(2)	(7)	(8)	(3)				(20)	(11)
Net charge-offs	(16)	(31)	(38)	(24)	(34)	(31)				(47)	(65)
Payoffs/paydowns	(82)	(84)	(105)	(97)	(56)	(83)				(166)	(139)
Transferred to loans held for sale	(24)	(8)	(1)	(6)	(9)	(5)				(32)	(14)
Transferred to OREO	(38)	(28)	(54)	(45)	(40)	(42)				(66)	(82)

Total subtractions	(166)	(165)	(200)	(179)	(147)	(164)				(331)	(311)
Other	1	(1)	—	1	—	—				—	—

Ending nonperforming portfolio loans	$562	$536	$500	$470	$489	$483				$562	$489

CHANGES IN OREO
Beginning OREO balance	$263	$229	$197	$167	$151	$97	$92	$91	$90	$229	$97
Additions:
Transfers from loan portfolios	179	135	158	172	129	111	52	48	48	314	240
Transfers from property and equipment	3	3	2	1	—	—	—	—	6	6	—

Total additions	182	138	160	173	129	111	52	48	54	320	240
Subtractions:
Transfers to loan portfolios	—	—	(1)	(23)	(63)	(1)	(1)	(1)	(2)	—	(64)
Sales of OREO (cost basis)	(159)	(97)	(120)	(115)	(46)	(46)	(43)	(42)	(48)	(256)	(92)
Writedowns	(8)	(8)	(6)	(5)	(4)	(5)	—	—	—	(16)	(9)

Total subtractions	(167)	(105)	(127)	(143)	(113)	(52)	(44)	(43)	(50)	(272)	(165)
Other	6	1	(1)	—	—	(5)	(3)	(4)	(3)	7	(5)

Ending OREO balance	$284	$263	$229	$197	$167	$151	$97	$92	$91	$284	$167

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$45	$46	$31	$73	$51	$35	$36	$61	$51
Commercial construction	51	9	9	10	—	2	5	9	10
Commercial real estate	38	31	18	16	17	5	9	37	32
Residential real estate:
National City Mortgage and other	263	191	141	137	109	110	118	122	123
First Franklin(1)	619	644	567	501	407	365	392	309	273

Total real estate — residential	882	835	708	638	516	475	510	431	396

Home equity lines of credit	27	47	37	24	21	20	23	17	11
Credit card and other unsecured lines of credit	28	35	35	24	21	20	20	23	22
Other consumer	9	10	11	11	8	8	17	14	13
Mortgage loans held for sale and other	19	19	89	53	40	29	16	20	10

Total Loans 90+ Days Past Due	$1,099	$1,032	$938	$849	$674	$594	$636	$612	$545

Total Loans 30-89 Days Past Due	$2,128	$2,245	$2,127	$2,176	$1,902	$1,608	$1,974	$1,913	$1,732

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF JUNE 30, 2007
($ in millions)

	Amount	As a Percentage of Total
Description	Outstanding	Nonperforming Assets
Nonresidential Office Buildings	20	2.4%
Nonresidential Office Buildings & Mixed-Use	19	2.2%
Commercial Services	17	2.0%
Multi-Family Real Estate	17	2.0%
Automobile Retail & Service	15	1.8%
Nonresidential Office Buildings & Mixed-Use Construction	10	1.2%
Residential Land Development	10	1.2%
Residential Land Development & Condominium Construction	9	1.1%
Residential Land Development	8	0.9%
Residential Land Development	7	0.8%

	$132	15.6%
Total nonperforming assets	$848	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		.85%

COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2007
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor	New Loans
Real estate	$14,645	29%	$1.0	$57	$765
Consumer cyclical	8,769	17%	1.0	50	713
Industrial	6,820	14%	1.3	117	695
Consumer noncyclical	6,080	12%	.6	42	359
Basic materials	3,979	8%	1.7	47	306
Financial	3,465	7%	1.9	142	649
Services	1,928	4%	.4	65	132
Energy and utilities	967	2%	1.3	37	96
Technology	623	1%	3.7	42	82
Miscellaneous	3,059	6%	.3	43	213

Total commercial, commercial real estate and commercial construction	$50,335	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Average Total Deposits (1)	$63,975	$62,153	$56,507	$56,105	$55,905	$54,739	$54,187	$53,562	$52,935	$63,069	$55,325

DEPOSIT ACCOUNT METRICS(1)(2)(3)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,398	$3,336	$2,950	$3,017	$3,173	$3,203	$3,123	$3,221	$3,367	$3,367	$3,188
Number of accounts(4)	1,796	1,782	1,685	1,706	1,701	1,709	1,737	1,765	1,764

Interest Bearing Checking
Average total balance	$9,017	$8,870	$8,109	$8,046	$8,187	$8,013	$7,929	$7,906	$8,078	$8,944	$8,101
Number of accounts(4)	1,175	1,183	1,127	1,101	1,054	999	969	938	897

Money Market Savings
Average total balance	$15,817	$15,054	$13,882	$13,740	$13,762	$13,572	$13,299	$13,535	$13,869	$15,438	$13,668
Number of accounts(4)	1,154	1,019	972	937	878	824	779	748	710

Regular savings
Average total balance	$2,027	$2,040	$1,556	$1,659	$1,792	$1,830	$1,895	$2,012	$2,140	$2,033	$1,811
Number of accounts(4)	551	575	534	556	583	607	634	663	696

Business Deposits:
Average total balance	$9,331	$9,100	$8,456	$8,309	$8,156	$8,020	$8,484	$8,246	$7,882	$9,216	$8,089
Number of accounts(4)	470	434	405	402	396	390	387	385	382
Time Deposits:
Average total balance	$24,206	$23,601	$21,438	$21,228	$20,736	$20,018	$19,393	$18,590	$17,546	$23,905	$20,379
Number of accounts(4)	1,123	1,110	1,055	1,059	1,042	1,017	1,005	985	967

CONSUMER LOAN PRODUCTION METRICS (# of loans)(3)(5)
Installment loan originations:
Home equity(6)(7)	6,946	5,716	6,179	7,715	6,878	8,347	5,881	8,171	5,034
Other(8)	8,363	6,021	6,077	6,341	6,010	3,589	2,923	4,331	4,420
Home equity(7) and other lines of credit	22,074	17,123	17,735	18,357	20,030	14,931	17,037	21,603	22,149

Total Consumer Loan Originations	37,383	28,860	29,991	32,413	32,918	26,867	25,841	34,105	31,603

BANK BRANCHES(2)
Traditional	1,324	1,320	1,268	1,218	1,210	1,195	1,185	1,182	1,179
In-store	33	37	35	35	35	35	35	35	42

Total Bank Branches	1,357	1,357	1,303	1,253	1,245	1,230	1,220	1,217	1,221

ATMs(2)	2,101	2,098	2,013	1,960	1,968	1,949	1,935	1,930	1,933
Online Banking Customers(2)	1,872,661	1,760,334	1,680,939	1,572,084	1,462,992	1,359,249	1,276,855	1,224,089	1,135,539

SELECTED LOAN METRICS
Student loans (other consumer)(9)
End of period balances	$233	$915	$702	$646	$314	$1,167	$855	$748	$263
Average balances	873	901	617	463	1,075	1,118	755	472	913	$887	$1,097
Principal balance of loans sold	785	83	167	161	1,013	112	199	68	992	868	1,125
Gain on loan sales	15	1	1	1	16	—	1	1	11	16	16

National City Card Services (NCCS)
Average balances:
Credit cards	$1,172	$1,463	$1,080	$897	$845	$1,289	$1,095	$1,192	$972	$1,317	$1,066
Securitized credit cards(10)	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,267	1,244

Total Average Managed NCCS Credit Cards	$2,622	$2,545	$2,442	$2,347	$2,295	$2,324	$2,335	$2,357	$2,348	$2,584	$2,310

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking — Regional line of business.

(2)	Includes amounts associated with the Harbor and Fidelity acquisitions.

(3)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from these metrics.

(4)	Represents period-end number of accounts in thousands.

(5)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007.

(6)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(7)	See additional home equity portfolio statistics on page 31.

(8)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(9)	Includes loans held in portfolio and loans held for sale.

(10)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$62,186	$61,369	$60,468	$59,217	$62,669	$65,010	$65,084	$63,288	$63,606	$61,369	$65,010
Acquisitions	—	99	—	—	—	—	—	—	—	99	—
Estimated change due to market impact	2,293	915	1,377	2,140	(693)	1,984	974	942	1,123	3,208	1,291
Other activity, net	81	(197)	(476)	(889)	(2,759)	(4,325)	(1,048)	854	(1,441)	(116)	(7,084)

Value at end of period	64,560	62,186	61,369	60,468	59,217	62,669	65,010	65,084	63,288	64,560	59,217

Non-managed assets:
Value at beginning of period	51,729	50,823	50,910	48,261	48,018	42,750	42,151	42,239	42,490	50,823	42,750
Acquisitions	—	19	—	—	—	—	—	—	—	19	—
Estimated change due to market impact	1,563	990	1,762	1,722	96	1,226	452	670	367	2,553	1,322
Other activity, net	(406)	(103)	(1,849)	927	147	4,042	147	(758)	(618)	(509)	4,189

Value at end of period	52,886	51,729	50,823	50,910	48,261	48,018	42,750	42,151	42,239	52,886	48,261

Total assets at end of period	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$117,446	$107,478

Proprietary mutual fund assets (included above)	$13,339	$13,247	$12,672	$11,946	$11,848	$12,198	$12,213	$11,900	$12,254

Assets under administration represented by:

Type of investment:
Money market and other	$31,774	$30,769	$30,197	$27,640	$27,579	$22,500	$23,645	$23,528	$23,451
Equity	60,843	59,066	57,058	54,545	55,723	59,684	59,268	58,261	56,959
Fixed income	24,829	24,080	24,937	29,193	24,176	28,503	24,847	25,446	25,117

Total	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527

Type of business:
Investment management and personal trust	$60,942	$58,957	$59,307	$56,582	$54,999	$57,207	$57,657	$56,715	$55,613
Corporate trust	18,051	17,319	15,469	16,909	18,196	14,826	11,994	13,200	12,388
Retirement plan services	17,546	17,123	17,146	17,430	14,698	18,540	18,186	17,649	17,853
Charitable and endowment	8,680	8,692	8,825	8,659	8,513	8,758	8,746	8,580	8,530
Other	12,227	11,824	11,445	11,798	11,072	11,356	11,177	11,091	11,143

Total	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527

Percentage of assets under administration represented by:

Type of investment:
Money market and other	27%	27%	27%	25%	26%	20%	22%	22%	22%
Equity	52%	52%	51%	49%	52%	54%	55%	54%	54%
Fixed income	21%	21%	22%	26%	22%	26%	23%	24%	24%

Type of business:
Investment management and personal trust	52%	52%	53%	51%	51%	52%	54%	53%	53%
Corporate trust	15%	15%	14%	15%	17%	13%	11%	12%	12%
Retirement plan services	15%	15%	15%	16%	14%	17%	17%	17%	17%
Charitable and endowment	7%	8%	8%	8%	8%	8%	8%	8%	8%
Other	11%	10%	10%	10%	10%	10%	10%	10%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$10	$16	$10	$14	$26	$14	$18	$12	$12	$26	$40
Commercial	—	—	(1)	1	26	—	—	—	—	—	26
Residential real estate:
National City Mortgage (NCM)	77	53	81	101	84	59	114	102	155	130	143
First Franklin(2)	—	(23)	(34)	62	113	60	70	41	79	(23)	173
National Home Equity loans (NHE)	17	17	38	16	10	—	—	—	—	34	10

Total residential real estate	94	47	85	179	207	119	184	143	234	141	326
Other consumer loans:
National Home Equity lines of credit (NHE)	(12)	4	23	17	5	4	18	—	—	(8)	9
Automobile	—	—	—	—	1	3	(29)	—	—	—	4
Credit card	3	7	4	3	4	4	1	2	1	10	8
Student	15	1	1	1	16	—	1	1	11	16	16

Total Loan Sale Revenue	$110	$75	$122	$215	$285	$144	$193	$158	$258	$185	$429

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$3	$4	$2	$3	$3	$2	$1	$4	$4	$7	$5
Residential real estate:
National City Mortgage	49	(6)	(19)	56	(88)	(86)	14	33	154	43	(174)
National City Home Loan Services (First Franklin portfolio)(2)	—	—	23	12	16	13	2	7	4	—	29

Total residential real estate	49	(6)	4	68	(72)	(73)	16	40	158	43	(145)
Other consumer loans	44	34	46	33	48	27	15	21	26	78	75

Total Loan Servicing Revenue, net	$96	$32	$52	$104	($21)	($44)	$32	$65	$188	$128	($65)

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$128	$129	$166	$158	$153	$148	$139	$133	$130	$257	$301
Servicing asset valuation changes due to time decay and payoffs(3)	(89)	(86)	(102)	(99)	(110)	(93)	(129)	(136)	(128)	(175)	(203)
Other servicing asset valuation changes(4)	315	(55)	(30)	(318)	209	193	221	342	(333)	260	402
(Losses) gains on derivatives and securities used to hedge servicing assets	(305)	6	(30)	327	(268)	(321)	(215)	(299)	489	(299)	(589)
Implementation of new prepayment model	—	—	—	—	(56)	—	—	—	—	—	(56)

Total residential real estate servicing revenue, net	$49	($6)	$4	$68	($72)	($73)	$16	$40	$158	$43	($145)

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(4)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$24,718	$22,366	$19,051	$17,694	$18,504	$18,302	$16,938	$23,380	$26,724	$47,084	$36,806

Originations:
Retail	$7,755	$6,680	$6,740	$6,860	$7,490	$6,195	$7,425	$9,284	$9,032	$14,435	$13,685
Wholesale	6,483	5,153	4,637	3,573	3,939	3,683	4,626	7,334	6,356	11,636	$7,622
Less: loan originations for other units (NHE) and portfolio	(1,248)	(1,085)	(1,217)	(1,166)	(1,239)	(1,137)	(1,283)	(1,538)	(1,671)	(2,333)	(2,376)

Total originations for sale	$12,990	$10,748	$10,160	$9,267	$10,190	$8,741	$10,768	$15,080	$13,717	$23,738	$18,931

Percentage of originations represented by:
Refinances	50%	58%	57%	49%	45%	53%	51%	51%	48%	54%	49%
Government loans	6%	5%	6%	7%	8%	7%	6%	6%	7%	6%	8%
Adjustable-rate loans	21%	26%	30%	36%	36%	35%	32%	26%	39%	23%	36%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	16%	17%	16%	16%	17%	19%	20%	19%	18%	17%	18%
Virginia	7%	9%	8%	9%	10%	9%	9%	9%	10%	8%	9%
Maryland	7%	8%	9%	8%	8%	8%	9%	9%	9%	8%	8%
Illinois	7%	7%	7%	8%	7%	6%	5%	5%	6%	7%	6%
Texas	5%	5%	5%	—	—	—	5%	5%	5%	5%	—
Florida	—	—	—	5%	5%	5%	—	—	—	—	5%
LOAN SALES:
Loans sold servicing retained	$9,727	$8,601	$7,011	$7,410	$7,584	$8,236	$10,789	$13,114	$12,329	$18,328	$15,820
Loans sold servicing released	770	669	1,153	1,010	738	527	608	498	473	1,439	1,265

Total Loan Sales	$10,497	$9,270	$8,164	$8,420	$8,322	$8,763	$11,397	$13,612	$12,802	$19,767	$17,085

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$48	$70	$75	$94	$89	$81	$109	$94	$123	$118	$170
Estimated effect of delayed delivery(2)	(4)	(6)	(6)	(8)	(12)	(16)	(20)	(25)	(29)	(10)	(28)
Hedge results(3)	3	(14)	(5)	14	3	(13)	10	10	45	(11)	(10)
Disallowed valuation adjustments(4)	25	(1)	9	(3)	(2)	(1)	(2)	7	(3)	24	(3)
Other (5)	5	4	8	4	6	8	17	16	19	9	14

Total Loan Sale Revenue	$77	$53	$81	$101	$84	$59	$114	$102	$155	$130	$143

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	.46%	.75%	.92%	1.11%	1.07%	.93%	.96%	.69%	.96%	.60%	1.00%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,090	$2,094	$2,099	$2,394	$2,235	$2,008				$2,094	$2,008
Cumulative effect adjustment	—	—	—	—	—	26				—	26
Acquisitions	—	7	5	—	—	—				7	—
Additions	152	130	100	96	108	90				282	198
Time decay(2) & payoffs(3)	(89)	(86)	(88)	(89)	(102)	(87)				(175)	(189)
Changes in model valuation inputs or assumptions(4)	315	(55)	(22)	(302)	209	198				260	407
Implementation of new prepayment model	—	—	—	—	(56)	—				—	(56)

Carrying Value (Fair Value) at End of Period	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235				$2,468	$2,394

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period							$1,778	$1,451	$1,817
Additions							142	135	111
Amortization							(123)	(132)	(126)
SFAS 133 hedge basis adjustments							229	325	(351)
Sales							—	(1)	—

Carrying value before valuation allowance at end of period							$2,026	$1,778	$1,451

Valuation allowance at beginning of period							($19)	($36)	($55)
Impairment recoveries							1	17	19

Valuation allowance at end of period							($18)	($19)	($36)

Net Carrying Value of MSRs at End of Period							$2,008	$1,759	$1,415

Fair Value at End of Period							$2,034	$1,783	$1,451

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.26%	1.11%	.90%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.27%	1.13%	.92%

Servicing asset capitalization rate	1.56%	1.51%	1.43%	1.30%	1.42%	1.09%	1.32%	1.03%	.90%	1.54%	1.25%

Servicing prepayment rate (annualized)	14%	13%	14%	13%	15%	14%	20%	26%	24%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$162,264	$159,580
Acquisitions	—	415	394	—	—	—	—	—	—	415	—
Additions	9,727	8,601	7,011	7,410	7,584	8,236	10,789	13,114	12,329	18,328	15,820
Payments	(5,928)	(5,346)	(5,672)	(5,346)	(6,197)	(5,764)	(7,907)	(10,616)	(9,382)	(11,274)	(11,961)
Other reductions(5)	(1,175)	(1,201)	(1,671)	(958)	(1,274)	(1,069)	(1,341)	(1,397)	(1,096)	(2,376)	(2,343)

Ending balance	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$167,357	$161,096

Servicing portfolio composition (UPB):
Conventional	$101,853	$99,895	$98,396	$94,644	$98,058	$97,689	$95,819	$94,712	$93,851
Government	19,151	19,543	19,973	20,497	20,901	21,070	21,786	23,019	24,095
Jumbo and other	46,353	45,295	43,895	47,061	42,137	42,224	41,975	40,308	38,992

Total mortgage loans serviced for third parties	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938

Servicing portfolio metrics:

Number of loans	1,050,749	1,044,233	1,034,009	1,034,008	1,037,118	1,044,182	1,059,418	1,060,862	1,070,096
Average loan size	$159,274	$157,755	$156,927	$156,867	$155,330	$154,171	$150,630	$148,972	$146,658
Weighted-average note rate	5.96%	5.93%	5.91%	5.87%	5.83%	5.80%	5.78%	5.76%	5.77%
Weighted-average servicing fee	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	30 bps	30 bps
Weighted-average age in months	33	32	31	29	27	26	24	23	22
Default rate(6)	3.25%	2.76%	3.57%	3.19%	2.79%	2.34%	3.81%	3.44%	3.52%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

FIRST FRANKLIN
PORTFOLIO STATISTICS(1)
Period-end portfolio balance	$7,419	$8,217	$7,480	$8,302	$16,583	$18,254	$18,681	$19,490	$18,880
Average portfolio balance	7,709	7,490	7,943	13,585	17,530	18,629	18,978	19,614	18,497	$7,600	$18,076
Weighted-average note rate	8.00%	7.91%	7.98%	7.83%	7.48%	7.34%	7.18%	6.97%	6.81%
Weighted-average loan size	$92,321	$94,261	$92,690	$95,025	$102,939	$106,513	$110,417	$116,404	$122,336
Weighted-average credit score(2)(3)	624	628	629	635	645	647	652	652	651
First-lien weighted-average loan-to-value ratio(4)	77.17%	77.38%	77.70%	77.92%	77.31%	77.48%	77.57%	77.66%	77.66%

Net Charge-offs	$25	$53	$17	$40	$16	$19	$10	$7	$6	$78	$35

Net charge-offs as a percentage of average portfolio loans	1.31%	2.89%	.84%	1.15%	.37%	.41%	.20%	.14%	.14%	2.08%	.39%

Nonperforming assets:
Nonperforming loans	$75	$67	$65	$61	$59	$61	$51	$50	$49
Other real estate owned	168	145	116	95	77	64	54	47	44

Total	$243	$212	$181	$156	$136	$125	$105	$97	$93

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	3.21%	2.53%	2.38%	1.85%	.82%	.68%	.56%	.49%	.49%

Loans 90+ days past due	$619	$642	$566	$500	$405	$364	$391	$307	$271

Portfolio delinquency rate	21.37%	20.89%	20.92%	16.84%	9.84%	7.40%	8.35%	6.80%	6.18%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (5)	$1,749	$2,084	$2,376	$2,931	$3,304	$3,736	$4,041	$4,453	$5,025
First liens with lender paid mortgage insurance (6)	1,676	1,782	1,868	2,029	2,135	2,207	1,582	857	—
Second liens with lender paid mortgage insurance (6)	1,876	1,983	2,148	2,445	3,563	3,632	3,273	2,724	1,985

(1)	Represents the retained in portfolio nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	The Corporation has a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans. A subsidiary of the Corporation provides reinsurance to the third parties who insure second liens.
FIRST FRANKLIN LOANS ROLLFORWARD

				Transfer
	Balance as of	Principal	Net	to		Balance as of
	3/31/2007	Payments	Charge-offs	OREO	Other	6/30/2007
First Liens:
Credit risk transfer agreement	$2,084	($318)	($1)	($16)	—	$1,749
Lender paid mortgage insurance	1,782	(82)	(1)	(23)	—	1,676
Uninsured	2,281	(181)	(4)	(50)	$8	2,054
Held for sale	—	—	—	—	—	—

Total first liens	6,147	(581)	(6)	(89)	8	5,479
Second Liens:
Lender paid mortgage insurance	1,983	(93)	(14)	—	—	1,876
Uninsured	87	(18)	(5)	—	—	64
Held for sale	—	—	—	—	—	—

Total second liens	2,070	(111)	(19)	—	—	1,940

Total First Franklin loans	$8,217	($692)	($25)	($89)	$8	$7,419

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

	2007		2006				2005
NATIONAL HOME EQUITY	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
NATIONAL HOME EQUITY
Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,025	$5,424	$5,928	$6,671	$7,933	$8,906	$12,597	$13,712	$12,830
Weighted-average note rate	8.63%	8.60%	8.62%	8.62%	8.36%	7.88%	7.30%	6.79%	6.29%
Weighted-average credit score(1)(2)	730	729	731	731	732	731	734	723	724
Weighted-average cumulative loan-to-value ratio(3)	78.09%	79.59%	79.54%	79.71%	79.69%	79.97%	80.33%	80.53%	80.71%
Utilization rate	46%	48%	49%	50%	51%	52%	53%	55%	56%
Net charge-offs	$7	$10	$12	$9	$4	$9	$6	$3	$2
Loans 90 days past due	13	21	19	12	10	8	9	6	3

Home Equity loans(HELOAN) Portfolio:(4)
Period-end portfolio balance	$1,258	$1,331	$1,412	$1,461	$1,577	$1,690	$2,051	$1,888	$1,751
Weighted-average note rate	7.32%	7.29%	7.28%	7.22%	7.24%	7.24%	7.31%	7.21%	7.14%
Weighted-average credit score(1)(2)	738	737	738	737	736	735	735	727	727
Weighted-average cumulative loan-to-value ratio(3)	89.24%	89.35%	89.38%	89.43%	89.46%	89.46%	89.43%	89.50%	89.59%
Net charge-offs	$2	$1	$1	$1	$1	$1	$1	$1	$1
Loans 90 days past due	2	1	1	1	—	—	—	—	—

(1)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(2)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(3)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(4)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Balances are in run-off due to originate-and-sell strategy.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

										Six Months Ended
	2007		2006				2005			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,867	$2,376	$2,611	$2,580	$2,754	$2,649	$2,750	$4,045	$4,369	$5,243	$5,403
Home equity loans (HELOAN)(2)	1,930	1,292	1,197	1,050	829	328	274	331	270	3,222	1,157

Total originations	$4,797	$3,668	$3,808	$3,630	$3,583	$2,977	$3,024	$4,376	$4,639	$8,465	$6,560

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	737	737	735	732	735	741	741	742	744	737	738
Utilization rate(4)	57%	53%	53%	56%	54%	48%	49%	52%	55%	55%	51%
Piggyback line percentage(5)	35%	31%	30%	27%	28%	28%	36%	45%	47%	33%	28%

Home equity loans (HELOAN)
Weighted-average credit score(3)	723	718	718	720	723	723	727	729	726	721	723
Weighted-average note rate	8.41%	8.22%	8.04%	8.48%	8.40%	8.16%	7.86%	7.56%	7.65%	8.33%	8.34%
Piggyback loan percentage(5)	61%	56%	52%	50%	48%	45%	54%	70%	74%	59%	48%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	—	$2,245	$2,196
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—

Total HELOC sales	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	—	$2,245	$2,196

HELOC Gain on Sale percentage(6)	2.81%	3.26%	3.44%	3.54%	3.17%	2.51%	3.41%	—	—	3.16%	2.84%

HELOANs sold servicing retained	$671	$1,125	$580	$516	$420	—	—	—	—	$1,796	$420
HELOANs sold servicing released	—	—	477	290	—	—	—	—	—	—	—

Total HELOAN sales	$671	$1,125	$1,057	$806	$420	—	—	—	—	$1,796	$420

HELOAN Gain on Sale percentage(6)	2.93%	2.94%	3.46%	2.32%	1.92%	—	—	—	—	2.94%	1.92%

NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$6,734	$6,805	$5,549	$4,067	$3,190	$2,350	$1,366	—	—
HELOANs serviced for third parties	2,870	2,377	1,601	1,166	404	—	—	—	—

Total serviced for third parties	$9,604	$9,182	$7,150	$5,233	$3,594	$2,350	$1,366	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the utilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

(6)	Represents gross gain on sales as a percentage of dollar value of loans sold including servicing value, if applicable.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2007		2006				2005
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$14	$14	$4	$2	$2	$2	$3	$2	$3
Retail Banking	8,288	8,233	8,000	7,938	8,021	8,029	8,160	8,249	8,227
Asset Management	623	626	639	650	632	620	634	642	641

Total period-end balances HELOCs(2)	$8,925	$8,873	$8,643	$8,590	$8,655	$8,651	$8,797	$8,893	$8,871

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	8.02%	8.04%	8.07%	8.09%	7.80%	7.38%	6.92%	6.47%	6.01%
Weighted-average credit score(3)(4)	736	735	736	737	737	735	737	728	726
Weighted-average cumulative loan-to-value ratio(5)	73.93%	72.05%	71.92%	72.45%	71.57%	71.46%	71.40%	71.28%	70.97%
Utilization rate	47%	41%	47%	47%	47%	48%	50%	45%	45%
Net charge-offs	$6	$7	$7	$5	$4	$9	$9	$5	$4
Loans 90 days past due	13	13	14	10	9	11	12	10	7
Insured balances	332	257	109	43	—	—	—	—	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Commercial Banking — Regional	$2	$3	$3	$3	$3	$3	$11	$13	$16
Retail Banking	4,988	4,893	4,895	4,697	4,596	4,513	4,328	4,277	4,072
Asset Management	122	120	123	123	123	120	116	107	94
Parent and Other	—	—	—	1	6	6	6	5	—

Total period-end balances HELOANs(2)	$5,112	$5,016	$5,021	$4,824	$4,728	$4,642	$4,461	$4,402	$4,182

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.88%	6.82%	6.78%	6.72%	6.65%	6.59%	6.57%	6.54%	6.57%
Weighted-average credit score(3)(4)	730	730	730	731	730	728	729	719	719
Weighted-average cumulative loan-to-value ratio(5)	71.16%	70.74%	70.48%	70.20%	70.01%	69.84%	70.00%	69.83%	69.60%
Net charge-offs	—	$4	$4	$3	$2	$7	$6	$4	$4
Loans 90 days past due	$8	4	5	4	4	5	8	5	5
Insured balances	236	180	114	50	—	—	—	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, National Home Equity, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Run-Off Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007		2006				2005			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Retail Banking

Net interest income (TE)	$552,861	$544,069	$511,131	$510,351	$491,018	$483,635	$481,965	$477,630	$472,138	$1,096,930	$974,653
Provision for credit losses	57,588	64,060	82,633	46,530	24,789	28,613	84,202	49,118	59,031	121,648	53,402

Net interest income after provision	495,273	480,009	428,498	463,821	466,229	455,022	397,763	428,512	413,107	975,282	921,251
Noninterest income	300,881	267,488	270,505	273,795	275,563	240,036	255,271	262,543	235,092	568,369	515,599
Noninterest expense	473,184	461,034	487,583	425,425	406,021	413,624	395,588	417,795	402,994	934,218	819,645

Income before taxes	322,970	286,463	211,420	312,191	335,771	281,434	257,446	273,260	245,205	609,433	617,205
Income tax expense and TE adjustment	126,291	112,492	82,358	120,284	129,165	108,538	99,021	105,039	94,482	238,783	237,703

Net income	$196,679	$173,971	$129,062	$191,907	$206,606	$172,896	$158,425	$168,221	$150,723	$370,650	$379,502

Unusual items (pretax)
LPMI reinsurance expense	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(5,707)	—	—	—	$(17,802)	$(5,603)
Securities (losses) gains, net	—	—	—	—	—	(312)	$(360)	$(43)	—	—	(312)
Gain on sale of Madison Bank & Trust	—	—	—	—	—	—	—	16,001	—	—	—

Total	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(6,019)	$(360)	$15,958	—	$(17,802)	$(5,915)

Unusual items (after tax)
LPMI reinsurance expense	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,710)	—	—	—	$(11,571)	$(3,642)
Securities (losses) gains, net	—	—	—	—	—	(203)	$(234)	$(28)	—	—	(203)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	10,401	—	—	—

Total	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,913)	$(234)	$10,373	—	$(11,571)	$(3,845)

Average assets	$27,978	$27,854	$24,812	$24,366	$24,891	$24,653	$24,182	$23,716	$23,879	$27,916	$24,772
Average equity	3,849	3,692	2,684	2,637	2,601	2,515	2,967	2,919	2,846	3,771	2,558
Average core deposits	63,222	61,398	55,883	55,477	55,311	54,222	53,646	53,007	52,387	62,315	54,770
Average total deposits	63,975	62,153	56,507	56,105	55,905	54,739	54,187	53,562	52,935	63,069	55,325
Return on average assets	2.82%	2.53%	2.06%	3.12%	3.33%	2.84%	2.60%	2.81%	2.53%	2.68%	3.09%
Return on average equity	20.49	19.11	19.08	28.87	31.86	27.88	21.18	22.87	21.24	19.82	29.91
Efficiency ratio	55.42	56.81	62.38	54.25	52.97	57.13	53.63	56.44	56.98	56.10	54.99

Commercial Banking — Regional

Net interest income (TE)	$311,216	$324,382	$310,278	$302,856	$298,736	$300,351	$300,783	$290,310	$289,983	$635,598	$599,087
Provision (benefit) for credit losses	30,363	(13,848)	21,080	(643)	30,554	(1,338)	26,711	(2,001)	(12,988)	16,515	29,216

Net interest income after provision	280,853	338,230	289,198	303,499	268,182	301,689	274,072	292,311	302,971	619,083	569,871
Noninterest income	116,038	123,164	120,395	110,188	145,379	106,994	100,193	107,492	106,869	239,202	252,373
Noninterest expense	197,861	192,104	202,691	175,744	186,435	176,923	167,912	163,629	172,687	389,965	363,358

Income before taxes	199,030	269,290	206,902	237,943	227,126	231,760	206,353	236,174	237,153	468,320	458,886
Income tax expense and TE adjustment	75,889	102,448	78,923	80,880	86,614	88,389	78,809	90,104	90,498	178,337	175,003

Net income	$123,141	$166,842	$127,979	$157,063	$140,512	$143,371	$127,544	$146,070	$146,655	$289,983	$283,883

Unusual items (pretax)
Gain on sale of commercial leases	—	—	—	$1,606	$25,659	—	—	—	—	—	$25,659
Commercial lease residual recovery	—	—	—	—	—	—	—	$4,903	—	—	—

Total	—	—	—	$1,606	$25,659	—	—	$4,903	—	—	$25,659

Unusual items (after tax)
Gain on sale of commercial leases	—	—	—	$1,044	$16,678	—	—	—	—	—	$16,678
Tax accrual adjustments	—	—	—	9,800	—	—	—	—	—	—	—
Commercial lease residual recovery	—	—	—	—	—	—	—	$3,187	—	—	—

Total	—	—	—	$10,844	$16,678	—	—	$3,187	—	—	$16,678

Average assets	$41,906	$41,230	$39,147	$38,706	$37,994	$36,739	$36,361	$35,772	$35,392	$41,570	$37,370
Average equity	3,840	3,862	3,306	3,165	3,088	2,990	3,065	3,094	3,230	3,851	3,039
Average core deposits	7,152	7,712	6,989	6,940	6,940	7,156	7,401	7,400	7,405	7,430	7,048
Average total deposits	15,693	16,580	15,403	13,783	13,163	13,325	13,348	12,590	12,122	16,134	13,243
Return on average assets	1.18%	1.64%	1.30%	1.61%	1.48%	1.58%	1.39%	1.62%	1.66%	1.41%	1.53%
Return on average equity	12.86	17.52	15.36	19.69	18.25	19.44	16.51	18.73	18.21	15.19	18.83
Efficiency ratio	46.31	42.92	47.06	42.55	41.98	43.43	41.88	41.13	43.51	44.58	42.67

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007		2006				2005			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Commercial Banking – National

Net interest income (TE)	$75,102	$77,816	$80,138	$81,077	$80,388	$77,412	$84,537	$88,604	$78,760	$152,918	$157,800
Provision (benefit) for credit losses	4,353	(17,709)	13,076	7,938	1,884	(6,403)	(5,446)	(15,643)	(3,254)	(13,356)	(4,519)

Net interest income after provision	70,749	95,525	67,062	73,139	78,504	83,815	89,983	104,247	82,014	166,274	162,319
Noninterest income	58,277	45,295	78,673	57,377	65,907	62,383	72,212	42,458	42,234	103,572	128,290
Noninterest expense	50,014	50,153	48,087	44,472	45,629	45,074	47,460	39,775	38,477	100,167	90,703

Income before taxes	79,012	90,667	97,648	86,044	98,782	101,124	114,735	106,930	85,771	169,679	199,906
Income tax expense and TE adjustment	29,253	33,992	35,282	30,486	35,596	36,237	42,525	39,809	31,714	63,245	71,833

Net income	$49,759	$56,675	$62,366	$55,558	$63,186	$64,887	$72,210	$67,121	$54,057	$106,434	$128,073

Average assets	$10,991	$10,608	$10,485	$10,450	$10,266	$9,830	$9,876	$9,718	$9,090	$10,801	$10,049
Average equity	1,037	996	978	956	938	877	962	864	740	1,017	908
Average core deposits	1,405	1,353	1,259	1,308	1,291	1,276	1,297	1,348	1,350	1,379	1,283
Average total deposits	2,854	2,919	1,886	1,839	1,815	1,779	1,817	1,752	2,011	2,887	1,797
Return on average assets	1.82%	2.17%	2.36%	2.11%	2.47%	2.68%	2.90%	2.74%	2.39%	1.99%	2.57
Return on average equity	19.25	23.07	25.31	23.05	27.01	30.01	29.78	30.84	29.30	21.11	28.45
Efficiency ratio	37.50	40.75	30.28	32.12	31.19	32.24	30.28	30.35	31.80	39.06	31.70

Unusual items (pretax)
Principal investment gains	$19,865	$10,122	$27,903	$30,270	$30,430	$33,825	$24,189	$13,537	$9,107	$29,987	$64,255
Securities (losses) gains, net	(1)	22	9	—	—	—	—	(3)	1	21	—

Total	$19,864	$10,144	$27,912	$30,270	$30,430	$33,825	$24,189	$13,534	$9,108	$30,008	$64,255

Unusual items (after tax)
Principal investment gains	$12,912	$6,579	$18,137	$19,676	$19,780	$21,986	$15,723	$8,799	$5,919	$19,491	$41,766
Securities (losses) gains, net	(1)	14	6	—	—	—	—	(2)	1	13	—

Total	$12,911	$6,593	$18,143	$19,676	$19,780	$21,986	$15,723	$8,797	$5,920	$19,504	$41,766

Mortgage Banking

Net interest income (TE)	$178,901	$159,034	$146,016	$145,746	$154,850	$160,699	$164,125	$182,031	$185,339	$337,935	$315,549
Provision for credit losses	19,261	28,465	21,523	38,396	5,477	9,170	14,076	8,650	3,492	47,726	14,647

Net interest income after provision	159,640	130,569	124,493	107,350	149,373	151,529	150,049	173,381	181,847	290,209	300,902
Noninterest income	163,511	85,047	133,078	208,225	30,676	(6,669)	151,203	148,712	319,483	248,558	24,007
Noninterest expense	223,573	204,471	196,641	203,171	206,788	198,852	205,489	226,320	210,897	428,044	405,640

Income (loss) before taxes	99,578	11,145	60,930	112,404	(26,739)	(53,992)	95,763	95,773	290,433	110,723	(80,731)
Income tax expense (benefit) and TE adjustment	37,627	4,198	23,018	42,475	(10,121)	(20,421)	36,186	36,189	109,772	41,825	(30,542)

Net income (loss)	$61,951	$6,947	$37,912	$69,929	$(16,618)	$(33,571)	$59,577	$59,584	$180,661	$68,898	$(50,189)

Average assets	$30,177	$27,403	$24,765	$25,352	$26,629	$26,661	$28,900	$29,996	$27,805	$28,798	$26,645
Average equity	1,273	1,304	1,049	1,192	1,189	1,298	1,100	973	861	1,288	1,244
Average core deposits	3,416	3,052	3,215	3,499	3,453	3,128	3,924	4,509	4,166	3,235	3,291
Average total deposits	3,443	3,079	3,234	3,524	3,478	3,150	3,973	4,540	4,187	3,262	3,315
Return on average assets	.82%	.10%	.61%	1.09%	(.25)%	(.51)%	.82%	.79%	2.61%	.48%	(.38)
Return on average equity	19.52	2.16	14.33	23.27	(5.60)	(10.48)	21.50	24.31	84.19	10.78	(8.14)
Efficiency ratio	65.29	83.77	70.46	57.40	111.46	129.10	65.17	68.43	41.78	72.98	119.46

Unusual items (pretax)
Changes in MSR model and assumptions	—	—	—	—	$(55,983)	—	—	—	$(20,259)	—	$(55,983)

Total	—	—	—	—	$(55,983)	—	—	—	$(20,259)	—	$(55,983)

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	—	$(36,389)	—	—	—	$(13,168)	—	$(36,389)
Tax accrual adjustments	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	$(36,389)	—	—	—	$(13,168)	—	$(36,389)

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007		2006				2005			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Mortgage Banking Divisional Results:

National City Mortgage

Net interest income (TE)	$94,931	$77,752	$64,869	$59,411	$64,270	$63,071	$75,623	$91,318	$97,690	$172,683	$127,341
Provision (benefit) for credit losses	11,509	6,248	7,972	13,901	(2,879)	6,148	4,965	1,552	387	17,757	3,269

Net interest income after provision	83,422	71,504	56,897	45,510	67,149	56,923	70,658	89,766	97,303	154,926	124,072
Noninterest income	155,959	66,323	78,450	179,215	24,167	(2,348)	149,348	162,068	332,032	222,282	21,819
Noninterest expense	194,806	176,972	165,110	165,829	169,797	166,885	186,533	208,893	183,398	371,778	336,682

Income (loss) before taxes	44,575	(39,145)	(29,763)	58,896	(78,481)	(112,310)	33,473	42,941	245,937	5,430	(190,791)
Income tax expense (benefit) and TE adjustment	16,836	(14,812)	(11,264)	22,249	(29,680)	(42,465)	12,640	16,218	92,953	2,024	(72,145)

Net income (loss)	$27,739	$(24,333)	$(18,499)	$36,647	$(48,801)	$(69,845)	$20,833	$26,723	$152,984	$3,406	$(118,646)

Average assets	$18,736	$16,598	$13,334	$12,800	$12,523	$12,019	$13,842	$14,872	$13,927	$17,674	$12,272
Average equity	712	794	534	612	574	677	658	631	552	752	626
Average core deposits	3,416	3,051	3,215	3,498	3,452	3,127	3,924	4,508	4,165	3,234	3,290
Average total deposits	3,443	3,078	3,234	3,523	3,477	3,149	3,973	4,539	4,186	3,261	3,314
Return on average assets	.59%	(.59)%	(.55)%	1.14%	(1.56)%	(2.36)%	.60%	.71%	4.41%	.04%	(1.95)%
Return on average equity	15.62	(12.43)	(13.75)	23.74	(34.10)	(41.81)	12.56	16.82	111.23	0.91	(38.25)
Efficiency ratio	77.65	122.83	115.20	69.49	192.00	274.82	82.91	82.44	42.68	94.13	225.72

National Home Equity

Net interest income (TE)	$75,543	$72,844	$72,217	$76,997	$80,709	$87,186	$78,121	$80,722	$78,326	$148,387	$167,895
Provision for credit losses	7,752	22,217	13,551	24,495	8,356	3,022	9,111	7,098	3,105	29,969	11,378

Net interest income after provision	67,791	50,627	58,666	52,502	72,353	84,164	69,010	73,624	75,221	118,418	156,517
Noninterest income	17,979	17,408	54,310	30,234	7,627	(1,252)	13,250	2,268	1,728	35,387	6,375
Noninterest expense	28,767	27,499	31,531	37,342	36,991	31,967	18,956	17,427	27,499	56,266	68,958

Income before taxes	57,003	40,536	81,445	45,394	42,989	50,945	63,304	58,465	49,450	97,539	93,934
Income tax expense and TE adjustment	21,547	15,323	30,786	17,159	16,250	19,257	23,929	22,100	18,692	36,870	35,507

Net income	$35,456	$25,213	$50,659	$28,235	$26,739	$31,688	$39,375	$36,365	$30,758	$60,669	$58,427

Average assets	$11,484	$10,852	$11,484	$12,612	$14,180	$14,725	$15,146	$15,212	$13,960	$11,169	$14,451
Average equity	561	510	515	580	615	621	442	342	309	536	618
Average core deposits	—	1	—	1	1	1	—	1	1	1	1
Average total deposits	—	1	—	1	1	1	—	1	1	1	1
Return on average assets	1.24%	.94%	1.75%	.89%	.76%	.87%	1.03%	.95%	.88%	1.10%	.82%
Return on average equity	25.37	20.04	39.00	19.32	17.43	20.69	35.37	42.14	39.92	22.84	19.06
Efficiency ratio	30.76	30.47	24.92	34.82	41.88	37.20	20.75	21.00	34.35	30.62	39.57

Eliminations										.

Net interest income (TE)	$8,427	$8,438	$8,930	$9,338	$9,871	$10,442	$10,381	$9,991	$9,323	$16,865	$20,313
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—

Net interest income after provision	8,427	8,438	8,930	9,338	9,871	10,442	10,381	9,991	9,323	16,865	20,313
Noninterest income	(10,427)	1,316	318	(1,224)	(1,118)	(3,069)	(11,395)	(15,624)	(14,277)	(9,111)	(4,187)
Noninterest expense	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before taxes	(2,000)	9,754	9,248	8,114	8,753	7,373	(1,014)	(5,633)	(4,954)	7,754	16,126
Income tax (benefit) expense and TE adjustment	(756)	3,687	3,496	3,067	3,309	2,787	(383)	(2,129)	(1,873)	2,931	6,096

Net (loss) income	$(1,244)	$6,067	$5,752	$5,047	$5,444	$4,586	$(631)	$(3,504)	$(3,081)	$4,823	$10,030

Average assets	$(43)	$(47)	$(53)	$(60)	$(74)	$(83)	$(88)	$(88)	$(82)	$(45)	$(78)

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007		2006				2005			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Asset Management

Net interest income (TE)	$35,278	$35,142	$33,791	$32,801	$31,753	$31,269	$30,410	$29,645	$29,229	$70,420	$63,022
Provision (benefit) for credit losses	1,741	551	4,932	1,526	(3,767)	703	5,353	526	1,196	2,292	(3,064)

Net interest income after provision	33,537	34,591	28,859	31,275	35,520	30,566	25,057	29,119	28,033	68,128	66,086
Noninterest income	98,526	89,125	87,613	86,927	92,825	85,193	83,666	84,949	90,781	187,651	178,018
Noninterest expense	85,768	80,117	82,129	79,792	79,441	80,185	86,635	83,649	76,769	165,885	159,626

Income before taxes	46,295	43,599	34,343	38,410	48,904	35,574	22,088	30,419	42,045	89,894	84,478
Income tax expense and TE adjustment	17,500	16,481	12,982	14,519	18,485	13,447	8,349	11,498	15,893	33,981	31,932

Net income	$28,795	$27,118	$21,361	$23,891	$30,419	$22,127	$13,739	$18,921	$26,152	$55,913	$52,546

Average assets	$4,064	$3,996	$3,894	$3,781	$3,690	$3,619	$3,597	$3,476	$3,355	$4,030	$3,655
Average equity	444	448	423	404	403	404	455	456	453	446	403
Average core deposits	2,751	2,607	2,101	1,965	2,001	1,947	1,861	1,807	1,888	2,679	1,974
Average total deposits	3,000	2,834	2,307	2,160	2,192	2,085	2,001	1,941	2,018	2,917	2,139
Return on average assets	2.84%	2.75%	2.18%	2.51%	3.31%	2.48%	1.52%	2.16%	3.13%	2.80%	2.90%
Return on average equity	26.03	24.56	20.05	23.46	30.30	22.20	11.98	16.47	23.16	25.29	26.27
Efficiency ratio	64.10	64.47	67.65	66.64	63.77	68.85	75.95	73.00	63.97	64.28	66.22

Parent and Other

Net interest income (TE)	$(57,272)	$(22,161)	$51,666	$76,526	$110,818	$130,414	$130,128	$138,890	$115,030	$(79,433)	$241,232
Provision (benefit) for credit losses	29,815	45,327	179,457	(20,815)	980	(3,702)	6,972	14,802	(21,650)	75,142	(2,722)

Net interest (expense) income after provision	(87,087)	(67,488)	(127,791)	97,341	109,838	134,116	123,156	124,088	136,680	(154,575)	243,954
Noninterest income	27,305	10,402	1,011,498	140,963	173,731	167,710	114,715	100,269	186,569	37,707	341,441
Noninterest expense	157,273	183,481	193,560	255,594	249,461	234,017	364,134	225,145	277,825	340,754	483,478

(Loss) income before taxes	(217,055)	(240,567)	690,147	(17,290)	34,108	67,809	(126,263)	(788)	45,424	(457,622)	101,917
Income tax (benefit) expense and TE adjustment	(103,334)	(128,226)	227,170	(45,388)	(14,713)	(21,288)	(92,897)	(18,702)	(21,455)	(231,560)	(36,001)

Net (loss) income	$(113,721)	$(112,341)	$462,977	$28,098	$48,821	$89,097	$(33,366)	$17,914	$66,879	$(226,062)	$137,918

Unusual items (pretax)
Severance and related charges	$(2,245)	$(6,319)	$(8,887)	$(11,751)	$(8,588)	$(3,706)	$(49,129)	$(5,431)	$(5,138)	$(8,564)	$(12,294)
Gain from sale of First Franklin	—	—	983,940	—	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	(29,945)	—	—	—	—
Principal investment gains (losses)	—	—	1,454	—	(6,000)	—	—	—	—	—	(6,000)
UAL Guarantee reversal	—	—	—	1,140	3,527	31,333	—	—	—	—	34,860
Auto lease residual recovery	—	—	—	—	—	—	—	20,577	1,774	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	3,464	(28,708)	—	—	—	3,464
Securities (losses) gain , net	(1,313)	26,963	(13,481)	283	990	12,028	9,443	(1,061)	4,857	25,650	13,018

Total	$(3,558)	$20,644	$963,026	$(10,328)	$(10,071)	$43,119	$(98,339)	$14,085	$1,493	$17,086	$33,048

LPMI reinsurance expense reclass to provision	$15,159	$2,643	$65,354	$8,043	$(104)	$5,707	—	—	—	$17,802	$5,603

Unusual items (after tax)
Severance and related charges	$(1,459)	$(4,107)	$(5,777)	$(7,638)	$(5,582)	$(2,409)	$(31,934)	$(3,530)	$(3,341)	$(5,566)	$(7,991)
Gain from sale of First Franklin	—	—	622,342	—	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	(19,464)	—	—	—	—
Tax accrual adjustments	(12,357)	7,158	4,529	2,499	(4,060)	9,991	22,141	(12,389)	(1,134)	(5,199)	5,931
Principal investment gains (losses)	—	—	945	—	(3,900)	—	—	—	—	—	(3,900)
UAL Guarantee reversal	—	—	—	741	2,293	20,367	—	—	—	—	22,660
Auto lease residual recovery	—	—	—	—	—	—	—	13,375	1,153	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	2,251	(18,661)	—	—	—	2,251
Securities (losses) gain , net	(853)	17,526	(8,762)	184	643	7,818	6,138	(690)	3,157	16,673	8,461

Total	$(14,669)	$20,577	$613,277	$(4,214)	$(10,606)	$38,018	$(41,780)	$(3,234)	$(165)	$5,908	$27,412

Average assets	$23,471	$26,719	$33,790	$35,779	$36,549	$37,894	$40,067	$42,289	$40,152	$25,086	$37,219
Average core deposits	18	200	1,270	230	438	250	31	391	532	109	345
Average total deposits	1,059	282	5,185	6,096	6,254	7,909	8,692	10,374	7,349	673	7,078

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007		2006				2005			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2007	2006

Consolidated
Net interest income (TE)	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$2,214,368	$2,351,343
Provision for credit losses	143,121	106,846	322,701	72,932	59,917	27,043	131,868	55,452	25,827	249,967	86,960

Net interest income after provision	952,965	1,011,436	810,319	1,076,425	1,107,646	1,156,737	1,060,080	1,151,658	1,144,652	1,964,401	2,264,383
Noninterest income	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	1,385,059	1,439,728
Noninterest expense	1,187,673	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	2,359,033	2,322,450

Income before taxes	529,830	460,597	1,301,390	769,702	717,952	663,709	570,122	741,768	946,031	990,427	1,381,661
Income tax expense and TE adjustment	183,226	141,385	459,733	243,256	245,026	204,902	171,993	263,937	320,904	324,611	449,928

Net income	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$665,816	$931,733

Unusual items (pretax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	$3,464	$(28,708)	—	—	—	$3,464
Gain from sale of First Franklin	—	—	$983,940	—	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	$20,577	$1,774	—	—
Commercial lease residual recovery	—	—	—	—	—	—	—	4,903	—	—	—
Gain on sale of commercial leases	—	—	—	$1,606	$25,659	—	—	—	—	—	25,659
Principal investment gains, net	$19,865	$10,122	29,357	30,270	24,430	33,825	24,189	13,537	9,107	$29,987	58,255
UAL Guarantee reversal	—	—	—	1,140	3,527	31,333	—	—	—	—	34,860
Severance and related charges, net	(2,245)	(6,319)	(8,887)	(11,751)	(8,588)	(3,706)	(49,129)	(5,431)	(5,138)	(8,564)	(12,294)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	16,001	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	(29,945)	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	(55,983)	—	—	—	(20,259)	—	(55,983)
Securities (losses) gain , net	(1,314)	26,985	(13,472)	283	990	11,716	9,083	(1,107)	4,858	25,671	12,706

Total	$16,306	$30,788	$990,938	$21,548	$(9,965)	$76,632	$(74,510)	$48,480	$(9,658)	$47,094	$66,667

Unusual items (after tax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	$2,251	$(18,661)	—	—	—	$2,251
Gain from sale of First Franklin	—	—	$622,342	—	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	$13,375	$1,153	—	—
Commercial lease residual recovery	—	—	—	—	—	—	—	3,187	—	—	—
Gain on sale of commercial leases	—	—	—	$1,044	$16,678	—	—	—	—	—	16,678
Principal investment gains, net	$12,912	$6,579	19,082	19,676	15,880	21,986	15,723	8,799	5,919	$19,491	37,866
UAL Guarantee reversal	—	—	—	741	2,293	20,367	—	—	—	—	22,660
Severance and related charges, net	(1,459)	(4,107)	(5,777)	(7,638)	(5,582)	(2,409)	(31,934)	(3,530)	(3,341)	(5,566)	(7,991)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	10,401	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	(19,464)	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	(36,389)	—	—	—	(13,168)	—	(36,389)
Tax accrual adjustments	(12,357)	7,158	4,529	12,299	(4,060)	9,991	22,141	(12,389)	(1,134)	(5,199)	5,931
Securities (losses) gain , net	(854)	17,540	(8,756)	184	643	7,615	5,904	(720)	3,158	16,686	8,258

Total	$(1,758)	$27,170	$631,420	$26,306	$(10,537)	$59,801	$(26,291)	$19,123	$(7,413)	$25,412	$49,264

Average assets	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,201	$139,710
Average equity	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	13,308	12,517
Average core deposits	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	77,147	68,711
Average total deposits	90,024	87,847	84,522	83,507	82,807	82,987	84,018	84,759	80,622	88,942	82,897
Return on average assets	1.00%	.94%	2.44%	1.51%	1.35%	1.33%	1.10%	1.31%	1.80%	.97%	1.34%
Return on average total equity	11.37	8.99	24.94	16.46	15.10	14.92	12.59	14.61	19.66	10.09	15.01
Efficiency ratio	63.83	67.37	42.71	58.43	60.14	62.45	64.35	59.19	54.83	65.54	61.26

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

ASSETS

Available for sale securities, at cost	$7,126	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854

Portfolio loans:
Commercial	$32,283	$32,253	$31,695	$31,126	$30,847	$30,968	$30,617	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045
Commercial construction	4,914	4,874	4,827	4,811	4,733	4,623	4,282	3,994	3,896	3,798	3,739	3,636	3,585
Commercial real estate	12,952	12,939	12,867	12,890	13,021	13,022	12,376	11,861	11,954	11,992	12,015	12,172	12,197
Residential real estate:
Bank portfolio and other	13,344	13,262	13,193	13,016	12,819	12,401	10,652	8,993	9,086	8,479	8,291	8,125	8,143
First Franklin(1)	7,433	7,725	7,968	8,379	6,802	7,222	7,685	8,046	8,117	9,672	15,627	16,290	16,934
Home equity installment	6,435	6,389	6,350	6,349	6,368	6,397	6,408	6,247	6,260	6,274	6,285	6,291	6,291

Total residential real estate loans	27,212	27,376	27,511	27,744	25,989	26,020	24,745	23,286	23,463	24,425	30,203	30,706	31,368
Home equity lines of credit	13,829	13,985	14,217	14,376	14,115	14,707	14,721	14,861	15,104	15,401	15,696	15,784	16,798
Credit card and other unsecured lines of credit	3,207	3,105	2,986	2,953	3,046	3,061	2,859	2,803	2,747	2,710	2,645	2,610	2,577
Other consumer	5,175	5,392	5,458	5,467	5,498	5,484	5,462	5,253	5,358	5,393	5,283	5,234	5,902

Total portfolio loans	$99,572	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472

Loans held for sale or securitization:
Commercial	$38	$42	$31	$43	$38	$35	$33	$35	$36	$44	$52	$50	$100
Commercial real estate	287	210	181	120	149	250	91	39	172	167	92	90	107
Residential real estate:
National City Mortgage	8,051	7,746	7,216	6,450	6,279	6,283	5,843	5,547	5,513	5,395	5,674	5,830	5,850
First Franklin(1)	—	—	—	96	1,671	1,703	5,571	8,936	9,571	9,099	3,799	3,745	3,133
National Home Equity	2,070	1,836	1,511	879	926	1,306	959	581	654	1,043	775	471	652

Total residential real estate loans held for sale	10,121	9,582	8,727	7,425	8,876	9,292	12,373	15,064	15,738	15,537	10,248	10,046	9,635
Credit card loans	—	—	—	260	425	425	253	—	—	—	—	—	—
Home equity lines of credit	3,075	2,986	2,555	2,121	2,789	3,109	2,682	2,236	3,509	3,289	2,928	2,736	3,746
Student loans	1	1	1	—	—	—	1	4	8	14	18	12	4

Total loans held for sale or securitization	$13,522	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592

LIABILITIES
Deposits:
Noninterest bearing	$16,871	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960
NOW and money market accounts	33,809	33,368	33,857	33,394	32,549	31,800	30,343	29,370	28,895	28,819	28,842	28,771	28,865
Savings accounts	2,290	2,338	2,406	2,477	2,459	2,366	1,889	1,790	1,820	1,854	1,895	1,960	2,012
Consumer time	25,292	25,031	24,884	24,629	24,459	24,338	23,641	22,198	22,096	22,049	22,025	21,826	21,671

Core deposits	78,262	77,463	78,181	78,104	75,735	75,070	72,974	69,865	69,284	69,315	69,566	69,375	69,508
Other	3,188	3,395	3,568	3,641	3,952	4,179	4,320	4,375	4,714	5,278	5,259	5,095	5,249
Foreign	9,196	9,372	7,440	7,261	7,575	7,968	7,840	10,147	10,042	8,933	9,232	8,469	8,696

Total deposits	$90,646	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453

Federal funds borrowed and security repurchase agreements	$7,098	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759
Borrowed funds	2,943	3,062	2,588	1,264	1,232	1,223	1,290	2,098	2,428	2,168	1,846	1,772	2,373
Long-term debt	23,164	22,883	23,297	24,233	25,018	26,229	26,251	25,839	25,566	27,451	29,132	31,648	32,925

Memo:
Noninterest bearing escrow balances	$3,909	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218
Interest bearing escrow balances	156	153	155	157	153	150	135	136	131	128	134	148	144
Noninterest bearing deposits excluding escrow balances	12,962	12,967	13,414	14,156	12,889	13,237	13,097	12,338	12,436	12,464	12,531	12,475	12,742
Core deposits excluding escrow balances	74,197	73,551	74,406	74,499	72,203	71,591	68,835	65,560	65,116	65,058	65,159	64,884	65,146

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$8	$8	$14	$27	$4	$3	$25	$10	$5	$24	$9	$4	$9
Commercial construction	2	—	—	1	—	—	6	—	2	1	—	—	—
Commercial real estate	1	1	1	2	1	—	5	(1)	2	1	—	1	6
Residential real estate	23	25	10	48	12	12	25	14	13	47	21	14	19
Home equity lines of credit	6	8	6	1	9	13	12	7	4	8	7	5	5
Credit card and other unsecured lines of credit	10	9	9	11	12	12	10	8	8	7	7	6	7
Other consumer	5	4	4	5	5	4	5	5	5	4	4	4	3

Total charge-offs	55	55	44	95	43	44	88	43	39	92	48	34	49

Recoveries:
Commercial	5	3	3	5	2	4	5	4	4	6	3	6	5
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	(1)	1	4	1	—	—	1	—	2	1	1	—	—
Residential real estate	3	14	5	1	2	2	4	4	6	10	7	6	7
Home equity lines of credit	4	2	2	3	2	1	1	1	2	2	2	1	2
Credit card and other unsecured lines of credit	2	1	1	2	2	1	1	1	1	1	1	1	2
Other consumer	3	2	2	2	2	3	1	2	2	2	2	5	3

Total recoveries	16	23	17	14	10	11	13	12	17	22	16	19	19

Net charge-offs	$39	$32	$27	$81	$33	$33	$75	$31	$22	$70	$32	$15	$30

NONPERFORMING ASSETS
Commercial	$125	$104	$109	$120	$134	$123	$124	$152	$146	$142	$157	$189	$178
Commercial construction	59	63	53	51	43	37	38	44	55	55	36	35	36
Commercial real estate	138	115	124	118	115	109	111	96	103	97	102	106	108
Residential real estate:
National City Mortgage	103	94	100	97	97	82	77	82	82	79	75	81	82
First Franklin (1)	75	82	82	68	68	67	65	65	59	62	61	61	60
Other(2)	62	58	79	82	85	94	85	82	31	35	25	22	25

Total real estate — residential	240	234	261	247	250	243	227	229	172	176	161	164	167

Total nonperforming portfolio loans	562	516	547	536	542	512	500	521	476	470	456	494	489
Other real estate owned (OREO):
Commercial	3	—	—	—	—	1	1	—	—	—	—	1	2
Residential real estate:
National City Mortgage	103	108	114	112	113	107	105	89	90	88	84	82	78
First Franklin (1)	168	145	140	145	95	98	116	122	111	104	99	90	84
Other	—	—	—	—	9	6	4	4	4	3	4	3	1

Total real estate — residential	271	253	254	257	217	211	225	215	205	195	187	175	163

Other	10	8	6	6	6	6	3	1	1	2	2	2	2
Total OREO	284	261	260	263	223	218	229	216	206	197	189	178	167
Mortgage loans held for sale and other	2	1	1	2	7	6	3	24	23	22	16	14	11

Total Nonperforming Assets	$848	$778	$808	$801	$772	$736	$732	$761	$705	$689	$661	$686	$667

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$45	$47	$28	$46	$28	$27	$31	$48	$46	$73	$36	$28	$51
Commercial construction	51	27	12	9	2	7	9	14	5	10	9	15	—
Commercial real estate	38	42	20	31	21	22	18	22	14	16	23	22	17
Residential real estate:
National City Mortgage and other	263	230	200	191	166	156	141	141	126	137	135	115	109
First Franklin (1)	619	638	638	644	581	565	567	582	508	501	460	454	407

Total real estate — residential	882	868	838	835	747	721	708	723	634	638	595	569	516

Home equity lines of credit	27	31	49	47	49	44	37	41	38	24	25	21	21
Credit card and other unsecured lines of credit	28	30	29	35	37	37	35	31	29	24	23	21	21
Other consumer	9	9	8	10	10	11	11	10	11	11	9	8	8
Mortgage loans held for sale and other	19	18	18	19	117	108	89	81	73	53	50	45	40

Total Loans 90+ Days Past Due	$1,099	$1,072	$1,002	$1,032	$1,011	$977	$938	$970	$850	$849	$770	$729	$674

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9
Shares issued under stock award plans	.2	.1	.5	1.4	2.2	2.2	.4	.6	1.0	.6	.2	.6	.9
Shares issued for acquisitions	—	—	—	—	—	13.7	29.5	—	—	—	—	—	—
Shares repurchased under repurchase authorizations(1)	—	(9.8)	(20.1)	(55.2)	—	—	—	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)
Shares exchanged for stock award plans	—	—	(.1)	(.6)	(.4)	(.2)	(.1)	(.2)	(.1)	—	(.1)	(.2)	(.1)

Ending balance	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	—	9.8	20.1	55.2	—	—	—	—	.6	2.0	1.7	.6	5.6
Average price per share of repurchased common shares	—	$35.86	$36.76	$38.30	—	—	—	—	$37.02	$36.21	$36.32	$36.31	$36.12
Total cost	—	$349.3	$740.1	$2,113.7	—	—	—	—	$22.7	$71.1	$62.4	$22.3	$204.3
Common shares remaining under authorization(2)	38.7	38.7	48.5	28.6	43.5	43.5	43.5	13.5	13.5	14.1	16.1	17.8	18.4

Shares outstanding:
Average basic	565.5	569.6	583.2	605.2	648.2	643.3	631.2	602.4	601.8	602.7	603.7	605.1	608.9
Average diluted	572.4	577.3	591.6	613.7	657.6	651.9	640.0	611.2	610.7	611.0	611.9	613.3	617.5

(1)	March 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(2)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

Line of business staff:
Retail Banking	13,640	13,469	13,412	13,359	13,320	13,369	12,843	12,371	12,323	12,389	12,412	12,438	12,407
Commercial Banking-Regional	1,854	1,892	1,877	1,892	1,887	1,881	1,813	1,810	1,819	1,820	1,830	1,783	1,801
Commercial Banking-National	598	594	595	600	591	591	581	597	588	579	586	586	572
Mortgage Banking:
National City Mortgage	7,152	7,182	7,226	6,968	6,975	6,950	6,890	6,843	6,764	6,837	6,860	6,937	7,088
National Home Equity	452	459	448	417	408	405	404	406	408	408	405	406	439

Total Mortgage Banking	7,604	7,641	7,674	7,385	7,383	7,355	7,294	7,249	7,172	7,245	7,265	7,343	7,527
Asset Management	1,528	1,518	1,520	1,532	1,514	1,518	1,513	1,508	1,501	1,489	1,508	1,516	1,521
Corporate support staff(2)(3)	7,221	7,212	7,245	7,543	7,582	7,532	7,226	10,216	10,073	10,099	10,090	10,072	10,123

Total Employees	32,445	32,326	32,323	32,311	32,277	32,246	31,270	33,751	33,476	33,621	33,691	33,738	33,951

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

Average Total Deposits(1)(2)	$64,331	$63,786	$63,814	$63,025	$62,154	$61,280	$56,932	$56,486	$56,102	$56,096	$56,081	$56,139	$56,220

DEPOSIT ACCOUNT METRICS(1)(2)(3)

Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,318	$3,354	$3,524	$3,444	$3,345	$3,219	$2,997	$2,916	$2,935	$3,004	$2,988	$3,058	$3,095
Number of accounts(4)	1,796	1,782	1,779	1,782	1,776	1,781	1,685	1,689	1,696	1,706	1,712	1,703	1,701

Interest Bearing Checking
Average total balance	$8,912	$8,925	$9,218	$9,013	$8,829	$8,765	$8,256	$8,077	$7,993	$8,029	$8,036	$8,072	$8,132
Number of accounts(4)	1,175	1,176	1,179	1,183	1,180	1,168	1,127	1,122	1,113	1,101	1,088	1,068	1,054

Money Market Savings
Average total balance	$16,069	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044	$13,860	$13,741	$13,709	$13,751	$13,760	$13,820
Number of accounts(4)	1,154	1,109	1,066	1,019	1,024	997	972	960	949	937	920	893	878

Regular savings
Average total balance	$1,984	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764
Number of accounts(4)	551	559	567	575	583	589	534	540	547	556	563	574	583

Business Deposits:
Average total balance	$8,797	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869	$7,878	$7,805	$7,760	$7,701	$7,634	$7,657
Number of accounts(4)	470	438	436	434	433	431	405	405	404	402	401	398	396

Time Deposits:
Average total balance	$24,428	$24,180	$24,010	$23,743	$23,579	$23,478	$21,480	$21,465	$21,368	$21,301	$21,286	$21,099	$20,949
Number of accounts(4)	1,123	1,117	1,111	1,110	1,132	1,129	1,055	1,061	1,055	1,059	1,059	1,052	1,042

CONSUMER LOAN PRODUCTION METRICS (# of loans)(3)(5)

Installment loan originations:
Home equity(6)	2,315	2,440	2,191	2,116	1,992	1,608	1,718	2,124	2,337	2,110	3,074	2,531	2,491
Other(7)	2,841	2,868	2,654	2,487	1,591	1,943	1,814	2,126	2,137	1,912	2,331	2,098	2,057
Home equity and other lines of credit	7,748	7,493	6,833	6,825	5,387	4,911	5,355	5,833	6,547	6,550	6,720	5,087	6,541

Total consumer loan originations	12,904	12,801	11,678	11,428	8,970	8,462	8,887	10,083	11,021	10,572	12,125	9,716	11,089

BANK BRANCHES AND OTHER(1)

Total bank branches	1,357	1,358	1,358	1,357	1,361	1,357	1,303	1,254	1,254	1,253	1,254	1,248	1,245
ATMs	2,101	2,096	2,098	2,098	2,092	2,088	2,013	1,965	1,964	1,960	1,957	1,960	1,968
Online banking customers	1,872,661	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992

(1)	Includes amounts associated with the Harbor and Fidelity acquisitions.

(2)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(3)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(4)	Represents period-end number of accounts in thousands.

(5)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007.

(6)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(7)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$63,703	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230
Acquisition	—	—	—	—	—	99	—	—	—	—	—	—	—
Estimated change due to market impact	(113)	1,207	1,199	541	(117)	491	28	651	698	731	963	446	(551)
Other activity, net	970	360	(1,249)	(284)	(276)	363	(464)	608	(620)	(7)	45	(927)	(1,462)

Value at end of period	64,560	63,703	62,136	62,186	61,929	62,322	61,369	61,805	60,546	60,468	59,744	58,736	59,217

Non-managed assets:
Value at beginning of period	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633
Acquisition	—	—	—	—	—	19	—	—	—	—	—	—	—
Estimated change due to market impact	(361)	770	1,154	606	(66)	450	744	595	423	875	8	839	(168)
Other activity, net	(1,153)	475	272	(421)	284	34	(1,752)	(489)	392	251	(22)	698	(204)

Value at end of period	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261

Total assets at end of period	$117,446	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478

Proprietary mutual fund assets (included above)	$13,339	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

ORIGINATION AND SALES DATA

Applications(1)	$8,246	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979

Percentage of applications represented by refinances	48%	51%	53%	54%	55%	59%	63%	59%	58%	56%	52%	48%	46%

Originations:
Retail	$2,598	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625
Wholesale	2,162	2,145	2,176	1,887	1,432	1,834	1,669	1,429	1,539	1,225	1,318	1,030	1,343
Less: loan originations for other units (NHE) and portfolio	(436)	(428)	(384)	(389)	(333)	(363)	(377)	(409)	(431)	(398)	(402)	(366)	(404)

Total originations for sale	$4,324	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564

Percentage of originations represented by refinances	45%	51%	55%	54%	59%	63%	59%	56%	56%	52%	48%	47%	43%

Loan Sales:
Loans sold servicing retained	$3,777	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868
Loans sold servicing released	200	229	341	286	181	202	328	358	467	231	463	316	235

Total loan sales	$3,977	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103

SERVICING DATA

Mortgage loans serviced for third parties	$167,357	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096

(1)	Includes loans originated for sale and held in portfolio
NATIONAL HOME EQUITY STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

NATIONAL HOME EQUITY ORIGINATION DATA

Home equity lines of credit (HELOCs)(1)	$1,029	$963	$875	$832	$763	$781	$817	$862	$932	$847	$936	$797	$874
Home equity loans (HELOANs)(2)	519	665	746	600	318	374	393	403	401	333	384	333	313

Total originations	$1,548	$1,628	$1,621	$1,432	$1,081	$1,155	$1,210	$1,265	$1,333	$1,180	$1,320	$1,130	$1,187

NATIONAL HOME EQUITY SALE DATA

HELOCs sold servicing retained	$394	—	$69	$633	$803	$346	—	$843	$1,132	—	$133	$1,162	$1,099
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	323	$348	—	399	726	—	—	227	353	—	—	516	190
HELOANs sold servicing released	—	—	—	—	—	—	—	230	247	$241	—	49	—

Total sales	$717	$348	$69	$1,032	$1,529	$346	—	$1,300	$1,732	$241	$133	$1,727	$1,289

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Monthly Financial Trends
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006

FIRST FRANKLIN(1)

Period-end portfolio balance	$7,419	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583
Weighted-average note rate	8.00%	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%
Weighted-average loan size	$92,321	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939
Weighted-average credit score(2)(3)	624	624	627	628	628	629	629	629	635	635	644	644	645
First-lien weighted-average loan-to-value ratio(4)	77.17%	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%
Net charge-offs	$17	$8	—	$40	$6	$7	$8	$6	$3	$24	$11	$5	$5
Loans 90 days past due	619	638	$638	642	580	564	566	580	506	500	459	452	405
Portfolio delinquency rate	21.37%	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%	18.98%	18.21%	16.84%	11.49%	10.94%	9.84%

NATIONAL HOME EQUITY(5)

Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,025	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671	$6,979	$7,270	$7,933
Weighted-average credit score(2)(3)	730	730	730	729	729	729	731	731	731	731	731	731	732
Weighted-average cumulative loan-to-value ratio(6)	78.09%	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%	79.62%	79.65%	79.69%
Utilization rate	46%	47%	47%	48%	48%	49%	49%	49%	50%	50%	50%	51%	51%
Net charge-offs	$2	$4	$1	$4	$1	$5	$7	$4	$1	$4	$3	$2	$1
Loans 90 days past due	13	17	18	21	22	21	19	22	20	12	13	14	10

Home Equity Loans(HELOAN) Portfolio:
Period-end portfolio balance	$1,258	$1,303	$1,302	$1,331	$1,350	$1,387	$1,412	$1,403	$1,430	$1,461	$1,503	$1,543	$1,577
Weighted-average credit score(2)(3)	738	738	738	737	738	738	738	738	738	737	737	736	736
Weighted-average cumulative loan-to-value ratio(6)	89.24%	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%	89.42%	89.45%	89.46%
Net charge-offs	$1	—	$1	$1	—	—	—	$1	—	$1	—	—	—
Loans 90 days past due	2	$1	1	1	$1	$1	$1	1	$1	1	$1	$1	—

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.